As filed with the Securities and Exchange Commission on April 25, 2007

                       1933 Act Registration No. 33-89090
                       1940 Act Registration No. 811-8966

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]
                                    Pre-Effective Amendment No.              [ ]
                                    Post-Effective Amendment No. 25          [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]
                                Amendment No. 27

                          LEGG MASON GROWTH TRUST, INC.
                    (Formerly: Legg Mason Focus Trust, Inc.)
               (Exact name of registrant as specified in charter)

                                100 Light Street
                            Baltimore, Maryland 21202
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (410) 539-0000

                                   Copies to:

RICHARD M. WACHTERMAN, ESQ.                       ARTHUR C. DELIBERT, ESQ.
Legg Mason & Co., LLC                             Kirkpatrick & Lockhart Preston
100 Light Street                                  Gates Ellis LLP
Baltimore, Maryland 21202                         1601 K Street, N.W.
 (Name and address of agent for service)          Washington, D.C. 20006-1600

It is proposed that this filing will become effective:

[ ] Immediately upon filing pursuant to Rule 485(b)
[X] On April 30, 2007, pursuant to Rule 485(b)
[ ] 60 days after filing pursuant to Rule 485 (a)(1)
[ ] On, pursuant to Rule 485 (a)(1)
[ ] 75 days after filing pursuant to Rule 485(a)(2)
[ ] On , pursuant to Rule 485(a)(2)

If appropriate, check the following box: [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                          Legg Mason Growth Trust, Inc.

                       Contents of Registration Statement


This Registration Statement consists of the following papers and documents:

Cover Sheet

Contents of Registration Statement

Legg Mason Growth Trust
Part A - Primary Class, Institutional Class, Financial Intermediary Class and Class R Prospectus

Legg Mason Growth Trust
Part B - Statement of Additional Information
Primary Class, Institutional Class, Financial Intermediary Class and Class R Shares

Part C - Other Information

Signature Page

Exhibits

Legg Mason Growth Trust, Inc.








                                   PROSPECTUS
                                   MAY 1, 2007

                                  PRIMARY CLASS
                                     CLASS R
                          FINANCIAL INTERMEDIARY CLASS
                               INSTITUTIONAL CLASS




                                      Logo

The shares offered by this Prospectus are subject to various fees and expenses, which may include distribution and service (12b-1) fees. See "Fees and Expenses of the Fund" on page 7 and "Distribution Plan" on page 9.






As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not passed upon the accuracy or adequacy of this Prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

TABLE OF CONTENTS


About the fund:
--------------------------------------------------------------------------------


         1        Investment objective and policies

         3        Principal risks

         5        Performance

         7        Fees and expenses of the fund

         9        Distribution plan

         11       Management


About your investment:
--------------------------------------------------------------------------------


         13       Shareholder eligibility

         16       How to invest

         22       How to redeem your shares

         25       Account policies

         29       Services for investors

         31       Distributions and taxes

         33       Portfolio holdings disclosure policy

         34       Financial highlights

[GRAPHIC] INVESTMENT OBJECTIVE AND POLICIES



Legg Mason Growth Trust, Inc. (the "fund") offers four classes of shares:
Primary Class, Class R, Financial Intermediary Class and Institutional Class. Each share class represents an investment in the same portfolio of securities, but is subject to different expenses, different distribution structures and different eligibility requirements for investing. (See "Fees and Expenses of the Fund" beginning on page 7 and "Shareholder Eligibility" beginning on page 13).


Investment Objective: Maximum long-term capital appreciation with minimum long-term risk to principal.

Principal Investment Strategies:

The fund invests primarily in common stocks that, in the adviser's opinion, appear to offer above average growth potential and trade at a significant discount to the adviser's assessment of their intrinsic value. Any income realized will be incidental to the fund's objective.

The fund's policy is to remain substantially invested in common stocks or securities convertible into or exchangeable for common stock.

Under normal circumstances, the adviser expects to invest in a limited number of companies. The adviser currently anticipates that the fund will not invest more than 25% of its total assets in foreign securities.

The fund seeks to invest in companies that, in the adviser's opinion, appear to offer above average growth potential and trade at prices that are undervalued at the time of purchase. The selection of common stocks is made through a process whereby companies are identified and selected as eligible investments by examining fundamental quantitative and qualitative aspects of the company, its management and its financial position as compared to its stock price. This is a bottom up, fundamental method of analysis. The adviser's investment strategy is based on the principle that a shareholder's return from owning a stock is ultimately determined by the fundamental economics of the underlying business. The adviser believes that investors should focus on the long-term economic progress of the investment and disregard short-term nuances.

The adviser may decide to sell investments given a variety of circumstances, such as when an investment no longer appears to the adviser to offer the potential for long-term growth of capital, when an investment opportunity arises that the adviser believes is more compelling or to realize gains or limit losses.


For temporary defensive purposes, the fund may invest up to 100% of its assets in short-term U.S. Government securities, bank certificates of deposit, prime commercial paper and other high quality short-term fixed-income securities and repurchase agreements with respect to those securities. In addition, the fund may hold cash reserves, when necessary, for anticipated securities purchases, shareholder redemptions or temporarily during periods when the adviser believes prevailing market conditions call for a defensive posture. If the fund invests substantially in such instruments, it will not be pursuing its principal investment strategies and may not achieve its investment objective.

                                    * * * * *


The fund's investment objective and investment policies are non-fundamental and may be changed by the fund's Board of Directors ("Board of Directors") without shareholder approval.

[GRAPHIC]  PRINCIPAL RISKS

In General:

There is no assurance that the fund will meet its investment objective; investors could lose money by investing in the fund. As with all mutual funds, an investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

NON-DIVERSIFICATION:


The fund is non-diversified. This means that the percentage of its assets that may be invested in any single issuer is not limited by the Investment Company Act of 1940, as amended. When the fund's assets are invested in the securities of a limited number of issuers or it holds a large portion of its assets in a few issuers, the performance of the fund is likely to be more volatile and the value of its shares will be more susceptible to being materially impacted by a single economic, political or regulatory event affecting those issuers or their securities than shares of a diversified fund.


MARKET RISK:

Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will decrease because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole. The fund may experience a substantial or complete loss on an individual stock.

Style Risk:

The fund invests primarily in common stocks that, in the adviser's opinion, appear to offer above average growth potential and trade at a significant discount to the adviser's assessment of their intrinsic value. Such an approach involves the risks that those stocks may not realize their investment potential and that they may remain undervalued. Growth stocks as a group can be more volatile than value stocks. There are also risks that other investors will not see the growth potential of an individual issuer, and that the security will not realize its growth potential. Finally, following a particular investment style for the selection and sale of individual securities is subject to a risk that the market may not recognize the value of companies favored by this investment style for long periods of time.


Foreign Markets:

Investments in foreign securities (including those denominated in U.S. dollars) involve certain risks not typically associated with investments in securities of domestic issuers. These risks can include political and economic instability, foreign taxation, different or lower standards in accounting, auditing and financial reporting, less-developed securities regulation and trading systems, fluctuations in foreign currency exchange rates, and the risk that a country may impose controls on the exchange or repatriation of foreign currency. Many of these risks are greater when investing in countries with developing economies and securities markets, also known as "emerging markets." Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

Convertible Securities:

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt.


The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into or exchanged for the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.

[GRAPHIC]  PERFORMANCE

The information below provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund's average annual total returns for various periods compare with those of a broad measure of market performance. Annual returns assume reinvestment of all distributions, if any. Historical performance of the fund, whether before or after taxes, does not necessarily indicate what will happen in the future.



                              Primary Class Shares

  Year-by-year total return as of December 31 of each year (before taxes) (%):

-------------- ----------- ------------ ------------ ------------ ----------- ---------- --------- ------- -------
    1997          1998        1999         2000         2001         2002       2003       2004     2005    2006
-------------- ----------- ------------ ------------ ------------ ----------- ---------- --------- ------- -------
-------------- ----------- ------------ ------------ ------------ ----------- ---------- --------- ------- -------
    29.10        41.48        18.59       (22.54)      (6.58)       (9.06)      63.31      7.52     2.33    0.62
-------------- ----------- ------------ ------------ ------------ ----------- ---------- --------- ------- -------



                       During the past ten calendar years:

                           Quarter Ended Total Return

    Best quarter:                  December 31, 1998                     36.94%
    Worst quarter:                 September 30, 2001                   (23.51)%

                          Average Annual Total Returns

The table below shows the fund's average annual total returns before taxes for all classes that have been in operation for a full calendar year. In addition, returns after taxes are shown for Primary Class shares to illustrate the effect of federal taxes on fund returns. The table also shows returns before taxes for the Standard & Poor's 500 Index ("S&P 500 Index"), a market capitalization-weighted index, composed of 500 widely held common stocks that is generally considered representative of the U.S. stock market.


For the periods ended December 31, 2006:


-------------------------------------------------- ------------ ---------------------- ----------------------
Growth Trust (a)                                     1 Year            5 Years         10 Years (or Life of
                                                                                              Class)
-------------------------------------------------- ------------ ---------------------- ----------------------
-------------------------------------------------- ------------ ---------------------- ----------------------
Primary Class Shares -
Return Before Taxes                                      0.62%             10.46%                  9.93%
Return After Taxes on Distributions (b)                  0.62%             10.43%                  9.74%
Return After Taxes on Distributions                      0.40%              9.13%                  8.77%
and Sale of Fund Shares (b)
-------------------------------------------------- ------------ ---------------------- ----------------------
-------------------------------------------------- ------------ ---------------------- ----------------------
Financial Intermediary Class Shares - Return             1.35%                N/A               4.92%(c)
Before Taxes
-------------------------------------------------- ------------ ---------------------- ----------------------
-------------------------------------------------- ------------ ---------------------- ----------------------
Institutional Class Shares -                             1.70%                N/A               4.91%(d)
Return Before Taxes
-------------------------------------------------- ------------ ---------------------- ----------------------
-------------------------------------------------- ------------ ---------------------- ----------------------
S&P 500 Index (reflects no deduction for fees,          15.79%              6.19%                  8.42%
expenses or taxes)
-------------------------------------------------- ------------ ---------------------- ----------------------

(a) Class R shares of Growth Trust began operations on December 28, 2006. As such, the class does not yet have a full calendar year of performance information to report. Each share class is invested in the same portfolio of securities. Therefore, annual total returns for Class R shares would differ from those of Primary Class shares only to the extent that they would pay lower expenses, and therefore would generally be expected to have higher returns, than Primary Class shares.
(b) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns for the fund's other classes will differ from those shown above for Primary Class shares. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts ("IRAs").
(c)   January 29, 2004 (commencement of operations) to December 31, 2006.
(d)   March 4, 2004 (commencement of operations) to December 31, 2006.

[GRAPHIC] FEES AND EXPENSES OF THE FUND



The tables below describe the fees and expenses you may pay if you buy and hold shares of the fund.

                                Shareholder Fees
                    (fees paid directly from your investment)

-------------------------- ----------------- ------------------ ----------------- ------------------
                           Primary Class     Class R Shares     Financial         Institutional
                           Shares                               Intermediary      Class Shares
                                                                Class Shares
-------------------------- ----------------- ------------------ ----------------- ------------------
-------------------------- ----------------- ------------------ ----------------- ------------------
Sales Charge (Load)              None              None               None              None
Imposed on Purchases
-------------------------- ----------------- ------------------ ----------------- ------------------
-------------------------- ----------------- ------------------ ----------------- ------------------
Sales Charge (Load)              None              None               None              None
Imposed on Reinvested
Dividends
-------------------------- ----------------- ------------------ ----------------- ------------------
-------------------------- ----------------- ------------------ ----------------- ------------------
Redemption Fee                   None              None               None              None
-------------------------- ----------------- ------------------ ----------------- ------------------

                         Annual Fund Operating Expenses
                  (expenses that are deducted from fund assets)

--------------------------------- ---------------- ----------------- ----------------- -----------------
                                  Primary Class     Class R Shares   Financial         Institutional
                                  Shares                             Intermediary      Class Shares
                                                                     Class Shares
--------------------------------- ---------------- ----------------- ----------------- -----------------
--------------------------------- ---------------- ----------------- ----------------- -----------------
Management Fees                          0.70%             0.70%             0.70%             0.70%
--------------------------------- ---------------- ----------------- ----------------- -----------------
--------------------------------- ---------------- ----------------- ----------------- -----------------
Distribution and/or Service              1.00%             0.50% (a)         0.25% (a)           None
(12b-1) Fees
--------------------------------- ---------------- ----------------- ----------------- -----------------
--------------------------------- ---------------- ----------------- ----------------- -----------------
Other Expenses                           0.16%             0.33% (b)         0.18%             0.10%
--------------------------------- ---------------- ----------------- ----------------- -----------------
--------------------------------- ---------------- ----------------- ----------------- -----------------
Total Annual Fund Operating              1.86%             1.53%             1.13%             0.80%
Expenses (c)
--------------------------------- ---------------- ----------------- ----------------- -----------------

(a) The 12b-1 fee shown in the table reflects the amount at which the Board of Directors has currently limited payments under the fund's Class R and Financial Intermediary Class Distribution Plans. Pursuant to each Distribution Plan, the Board of Directors may authorize payment of up to 0.75% and 0.40% of the fund's Class R and Financial Intermediary Class shares average net assets, respectively, without shareholder approval.
(b) "Other Expenses" are projected for the current fiscal year; actual expenses may vary.

                                       7


(c) The fund's manager currently intends to voluntarily waive fees or reimburse expenses so that Primary Class, Class R, Financial Intermediary Class and Institutional Class operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the annual rates of 1.90%, 1.40%, 1.15% and 0.90% of the fund's average daily net assets attributable to Primary Class, Class R, Financial Intermediary Class and Institutional Class shares, respectively. These voluntary waivers are currently expected to continue until April 30, 2008, but may be terminated at any time.



Example:

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. Although your actual costs and returns may be higher or lower, you would pay the following expenses on a $10,000 investment in the fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above (not including the effect of the voluntary fee waivers, for the specified period), and (3) you redeem all of your shares at the end of the time periods shown.

-------------------------- -------------------- ---------------------- ----------------------- -----------------------
      Growth Trust               1 Year                3 Years                5 Years                 10 Years
-------------------------- -------------------- ---------------------- ----------------------- -----------------------
-------------------------- -------------------- ---------------------- ----------------------- -----------------------
Primary Class                     $189                  $585                   $1,006                  $2,180
-------------------------- -------------------- ---------------------- ----------------------- -----------------------
-------------------------- -------------------- ---------------------- ----------------------- -----------------------
Class R                           $156                  $483                    $834                   $1,824
-------------------------- -------------------- ---------------------- ----------------------- -----------------------
-------------------------- -------------------- ---------------------- ----------------------- -----------------------
Financial Intermediary            $115                  $359                    $622                   $1,375
Class
-------------------------- -------------------- ---------------------- ----------------------- -----------------------
-------------------------- -------------------- ---------------------- ----------------------- -----------------------
Institutional Class                $82                  $255                    $444                    $990
-------------------------- -------------------- ---------------------- ----------------------- -----------------------

[GRAPHIC]  DISTRIBUTION PLAN

Distributor of the Fund's Shares:

Legg Mason Investor Services, LLC ("LMIS"), 100 Light Street, Baltimore, Maryland 21202, distributes the fund's shares.


The fund has adopted plans under Rule 12b-1 with respect to its Primary Class, Class R and Financial Intermediary Class shares that allows it to pay fees for the sale of its shares and for services provided to the shareholders of that particular class. These fees are calculated daily and paid monthly. Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


For Primary Class shares under the plan, the fund pays LMIS an annual distribution fee equal to 0.75% of the fund's average daily net assets and an annual service fee equal to 0.25% of its average daily net assets attributable to Primary Class shares.


For Class R shares under the plan, the fund is authorized to pay LMIS an annual distribution and service (12b-1) fee in an amount up to 0.75% of the fund's average daily net assets attributable to Class R shares. The Board of Directors has currently approved payment of 0.50% of the fund's average daily net assets attributable to Class R shares under the plan.


For Financial Intermediary Class shares under the plan, the fund is authorized to pay LMIS an annual distribution and service (12b-1) fee in an amount up to 0.40% of the fund's average daily net assets attributable to Financial Intermediary Class shares. The Board of Directors has currently approved payment of 0.25% of the fund's average daily net assets attributable to Financial Intermediary Class under the plan.

Other Compensation to Dealers:

LMIS may enter into agreements with other brokers to sell Primary Class shares of the fund. LMIS pays these brokers up to 100% of the distribution and service fee that it receives from the fund for those sales and for services to the investors who hold the shares. LMIS may also enter into agreements with and make payments to brokers or other entities that support the distribution of fund shares or are engaged in the servicing or maintenance of shareholder accounts including, but not limited to, providing sub-accounting and recordkeeping services.


The fund's adviser and its affiliates may pay other entities including LMIS and affiliates of the adviser, out of their own assets to support the distribution of each share class, and for shareholder servicing. These payments may create an incentive for a dealer (or other financial intermediary) or its representatives to recommend or offer shares of the fund to its customers.

Shares of each class may be available through authorized financial intermediaries. For each class, the fund may pay such financial intermediaries for their services out of that class's assets pursuant to the class's distribution plan, if any, or otherwise, as appropriate. These services include sub-accounting and other shareholder services. The fund may pay different financial intermediaries different rates for the sub-accounting and other services they provide when the fund determines that this is in the best interest of the fund and its shareholders. LMIS and its affiliates (including the adviser) may also from time to time, at their own expense, make payments to financial intermediaries that make shares of the fund available to their clients or to other parties in connection with the sale of shares. If investors effect transactions through a broker or agent, investors may be charged a fee by that broker or agent.


Salespersons and others entitled to receive compensation for selling or servicing fund shares may receive more with respect to one class than another.

[GRAPHIC]  MANAGEMENT

Manager, Adviser and Administrator:

Legg Mason Capital Management, Inc. ("LMCM" or "adviser") is the fund's investment adviser and manager. LMCM is responsible for making investment decisions for the fund, including placing orders to buy, sell or hold a particular security. For its services during the fiscal year ended December 31, 2006 the fund paid LMCM a fee equal to 0.70% of its average daily net assets. LMCM had aggregate assets under management of approximately $68 billion as of December 31, 2006.

LMCM has delegated certain administrative responsibilities for the fund to Legg Mason Fund Adviser, Inc. ("LMFA"). LMCM pays LMFA a fee calculated daily and paid monthly of 0.05% of the average daily net assets of the fund.

A discussion regarding the basis for the Board of Directors' approval of the continuation of the investment advisory and management agreement is available in the fund's annual report to shareholders for the period ending December 31, 2006.

LMCM and LMFA are each located at 100 Light Street, Baltimore, Maryland 21202. LMCM, LMFA and LMIS are wholly-owned subsidiaries of Legg Mason, Inc., a financial services holding company.

Portfolio Management:

Robert G. Hagstrom, Jr., has been responsible for the day-to-day management of the fund since its inception. Mr. Hagstrom has been employed by one or more subsidiaries of Legg Mason, Inc. since 1998. He currently serves as Senior Vice President for LMCM and Legg Mason Funds Management, Inc. Mr. Hagstrom holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the Financial Analysts of Philadelphia. He is well known for his best-selling book, THE WARREN BUFFET WAY: INVESTMENT STRATEGIES OF THE WORLD'S GREATEST

INVESTOR.  Mr.  Hagstrom has written other popular books  including:  THE NASCAR
WAY: THE BUSINESS THAT DRIVES THE SPORT; THE WARREN BUFFET PORTFOLIO: MASTERING THE POWER OF THE FOCUS INVESTMENT STRATEGY; THE ESSENTIAL BUFFETT: TIMELESS PRINCIPLES FOR A NEW ECONOMY; LATTICEWORK: THE NEW INVESTING; and THE DETECTIVE AND THE INVESTOR.

The fund's Statement of Additional Information provides information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the fund.

[GRAPHIC]  SHAREHOLDER ELIGIBILITY

The fund generally will not accept new account applications to establish an account with a non-U.S. address (APO/FPO and U.S. territories are acceptable) or for a non-resident alien.


Summarized below are the eligibility requirements for each share class. Once you determine which share class is available to you for investment, you should follow the purchasing instructions beginning on page 16 for Primary Class or the instructions beginning on page 18 for Institutional Class, Financial Intermediary Class and Class R.


You can buy shares through banks, brokers, dealers, insurance companies, investment advisers, financial consultants, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with LMIS to sell shares of the fund ("Financial Adviser"). You can also buy shares directly from the fund.

The fund reserves the right to revise the minimum initial investment and other eligibility requirements at any time. In addition, the fund may waive the minimum initial investment requirements in its sole discretion.

Primary Class Shares

For questions regarding your eligibility to invest in Primary Class shares, contact your Financial Adviser or LMIS' Funds Investor Services Division ("FIS") at 1-800-822-5544.



----------------------------------------- ------------------------------
                                              Primary Class Shares
----------------------------------------- ------------------------------
----------------------------------------- ------------------------------
Investment Minimums -
Initial Investment                        $1,000
(per fund)

Subsequent Investments                    $100
(per fund)
----------------------------------------- ------------------------------
----------------------------------------- ------------------------------
Legg Mason Future First(R) Systematic
Investment Plan (Minimum per              $50
transaction)
----------------------------------------- ------------------------------
----------------------------------------- ------------------------------
Minimum Account Size
(per fund)                                $500
----------------------------------------- ------------------------------

Retirement Plans


Employer-sponsored retirement plans (i.e. 401(k), 403(b) or equivalent) where a Financial Adviser is providing advice, record-keeping or other shareholder services to the plan, are eligible for Primary Class shares. The minimum initial and additional purchase amounts may be waived at the sole discretion of the fund.


Institutional Class, Financial Intermediary Class and Class R Shares

For questions regarding your eligibility to invest in Institutional Class, Financial Intermediary Class or Class R shares, call 1-888-425-6432 or contact your financial intermediary. You may be required to provide appropriate documentation confirming your eligibility to invest in these share classes.


The following classes of investors may purchase Institutional Class shares:

o Institutional investors who make an initial investment of at least $1 million in the fund. Generally, institutional investors are corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, pension and profit-sharing plans, and similar entities.


o Investors who invest in the fund through financial intermediaries that offer their clients Institutional Class shares through investment programs (such as (i) fee-based advisory or brokerage account programs, (ii) employee benefit plans such as 401(k), 457 or 403(b) retirement plans or (iii) college savings vehicles such as 529 plans) authorized by LMIS.


o Employees of the fund's investment adviser and the spouses and children of such employees may purchase Institutional Class shares of the fund. For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $100.


The following classes of investors may purchase Financial Intermediary Class shares:

o Institutional investors who make an initial investment of at least $1 million in the fund. Generally, institutional investors are corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, pension and profit-sharing plans, and similar entities.


o Investors who invest in the fund through financial intermediaries that offer their clients Financial Intermediary Class shares through investment programs (such as (i) fee-based advisory or brokerage account programs, (ii) employee benefit plans such as 401(k), 457 or 403(b) retirement plans or (iii) college savings vehicles such as 529 plans) authorized by LMIS.

The following classes of investors may purchase Class R shares:

o Retirement Plans with accounts held on the books of the fund through omnibus account arrangements (either at the plan level or at the level of the financial intermediary). "Retirement Plans" include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, defined benefit pension plans, profit sharing plans, nonqualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as Traditional and Roth IRAs, Coverdell Education Savings Accounts, individual 403(b)(7) custodian accounts, Keogh plans or Section 529 college savings accounts. Class R shares are also not available to retail non-retirement accounts, SEPs, SARSEPs, or SIMPLE IRAs.

[GRAPHIC] HOW TO INVEST

Shareholder Accounts

You have the following options for holding fund shares.


1. You may hold fund shares in a securities brokerage account with a firm that has an agreement with LMIS with respect to the class of shares that you own. At the present time, there are only a small number of securities firms that have agreements of this kind.

2. You may hold fund shares directly with the fund, through its transfer agent. There are no additional fees to you for holding your shares directly with the fund in this manner. You will receive confirmations of transactions from the fund's transfer agent and periodic statements reporting your account activity and share ownership. To assist you in the management of your account you may direct the fund's transfer agent to send copies of your confirmations and/or periodic statements to another party whom you designate, at no charge. You may call the fund at 800-822-5544 (Primary Class) or 888-425-6432 (Institutional Class, Financial Intermediary Class and Class R) regarding holding fund shares directly with the fund.



Purchasing Primary Class Shares

Prior to opening an account you should consult the section "Shareholder Eligibility" on page 13, which outlines share class eligibility requirements as well as initial and subsequent investment minimums.

You can open a regular or retirement account or a Coverdell Education Savings Account by contacting your Financial Adviser. To open an account directly with the fund call 1-800-822-5544 or visit www.leggmasonfunds.com for an account application.

Retirement accounts and plans include traditional IRAs, spousal IRAs, Roth IRAs, simplified employee pension plans, savings incentive match plans for employees and other qualified retirement plans. Contact your Financial Adviser to discuss which type of account or plan might be appropriate for you. To view additional information regarding each type of account or plan, contact your Financial Adviser or visit www.leggmasonfunds.com.


Certain investment methods (for example, through certain retirement plans) may be subject to lower minimum initial and/or additional investment amounts. In certain limited circumstances, the minimum initial and additional purchase amounts may be waived. Contact your Financial Adviser or the fund with any questions regarding your investment options.


PRIMARY CLASS SHAREHOLDERS


Once your account is open, you may use the following methods to purchase additional shares of the fund.

--------------------------------------------------------------------------------
                         THROUGH YOUR FINANCIAL ADVISER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Your Financial Adviser can purchase shares of the fund on your behalf and provide information on other methods available to you for purchasing additional shares. Investments made through your Financial Adviser may be subject to transaction fees or other purchase conditions as set by your Financial Adviser. Your Financial Adviser may have different minimum investment requirements for investments in Primary Class shares than the minimum investment requirements described in this Prospectus. You should consult its program literature for further information.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------
                                              Directly With The Fund
--------------------------------------------------------------------------------------------------------------------
----------------------------------- --------------------------------------------------------------------------------
Mail                                Mail your check, payable to Legg Mason Funds, to the following address with either an Additional Purchase Form or a note indicating the fund you want to buy and your fund account number:
                                           Legg Mason Funds
                                           c/o Boston Financial Data Services
                                           P.O. Box 55214
                                           Boston, MA 02205-8504
----------------------------------- --------------------------------------------------------------------------------
----------------------------------- --------------------------------------------------------------------------------
Telephone or Wire                   Call the fund at 1-800-822-5544 to arrange with your bank to transfer money directly from your checking or savings account. Wire transfers may be subject to a service charge by your bank.
----------------------------------- --------------------------------------------------------------------------------
----------------------------------- --------------------------------------------------------------------------------
Internet or TeleFund                Visit www.leggmasonfunds.com or call TeleFund, the automated telephone account management service, at 1-877-6-LMFUNDS (1-877-656-3863).
----------------------------------- --------------------------------------------------------------------------------
----------------------------------- --------------------------------------------------------------------------------
Future First(R) Systematic          Contact the fund to enroll in Legg Mason's Future First(R) Systematic Investment
Investment Plan                     Plan. This plan allows you to automatically invest a specific dollar amount at regular intervals. The transfer agent will transfer money directly from your checking or savings account or another Legg Mason fund to purchase fund shares.
----------------------------------- --------------------------------------------------------------------------------

The fund must receive your purchase order in proper form (meaning that it is complete and contains all necessary information; for example, number of shares or dollar amount to be invested and name of the fund) before the close of regular trading on the New York Stock Exchange ("Exchange"), normally 4:00 p.m., Eastern time, to receive that day's price. Orders received after the close of the Exchange will be processed at the fund's net asset value as of the close of the Exchange on the next day the Exchange is open. Orders received by your Financial Adviser before the close of regular trading on the Exchange and communicated to the fund on the following business day, will be processed at the net asset value determined on the day the order was received by the Financial Adviser. Certain Financial Advisers may have agreements to purchase shares of the fund with payment generally to follow the next business day, but no later than three business days after the order is placed. If payment is not received by that time, your order is subject to cancellation and you and the Financial Adviser could be held liable for resulting fees or losses. It is your Financial Adviser's responsibility to transmit your order to the fund in a timely manner. If you purchase shares directly from the fund, your payment must accompany your order.

If you pay with a check or ACH transfer that does not clear or if your payment is not received in a timely manner, your purchase may be cancelled and you may be liable for any loss to the fund. The fund and its agents have the right to reject or cancel any purchase due to nonpayment.

When you purchase shares directly from the fund and have not identified a broker-dealer that has an agreement to distribute the fund, your order will be placed through LMIS, the fund's distributor, which will provide shareholder services to you and will receive any distribution and service (12b-1) fees paid by the class of shares which you own. For more information regarding 12b-1 fees see "Distribution Plan."


Purchasing Institutional Class, Financial Intermediary Class and Class R Shares

To obtain an application, please call 1-888-425-6432.


If you invest through a financial intermediary, note that you may purchase shares only in accordance with your financial intermediary's instructions and limitations. Your financial intermediary may have different minimum investment requirements for investments in Institutional Class, Financial Intermediary Class and Class R shares than the minimum investment requirements described in this Prospectus.

   INSTITUTIONAL CLASS, FINANCIAL INTERMEDIARY CLASS AND CLASS R SHAREHOLDERS

Once your account is open, you may use the following methods to purchase additional shares of the fund.

-------------------------------------------------------------------------------------------------------------------
                                              Directly With The Fund
-------------------------------------------------------------------------------------------------------------------
----------------------- -------------------------------------------------------------------------------------------
Wire Transfers          Wire federal funds to State Street Bank and Trust Company, the fund's custodian. Before wiring federal funds, you must first telephone the fund at 1-888-425-6432 to receive instructions for wire transfer. Please note that the following information will be required when calling: shareholder name; name of the person authorizing the transaction;
                        shareholder account number; name of the fund and class of shares to be purchased; amount being wired; and name of the wiring bank.

                        Funds should be wired through the Federal Reserve System to:

                                  State Street Bank and Trust Company
                                  ABA #011-000-028
                                  DDA #99046096
                                  Legg Mason [Insert name of fund and class of shares]
                                  [Insert account name and number]

                        The wire should state that the funds are for the purchase of shares of a specific fund and share class and include the account name and number.
----------------------- -------------------------------------------------------------------------------------------
----------------------- -------------------------------------------------------------------------------------------
Contributions of        Shares may be purchased and paid for by the contribution of eligible portfolio
Eligible Securities     securities, subject in each case to approval by the fund's adviser. Approval will depend on, among other things, the nature and quality of the securities offered and the current needs of the fund. Investors who wish to purchase fund shares through the contribution of securities should contact the fund at 1-888-425-6432 for instructions.

                        Investors should realize that at the time of contribution they may recognize a gain or loss for tax purposes on securities contributed. The adviser, on behalf of the fund, has full discretion to accept or reject any appropriate securities offered as payment for shares. Securities will not be accepted in payment of fund shares from persons who are affiliated with the fund's adviser or the fund.

                        Securities offered in payment for shares will be valued in the same way and at the same time the fund values its portfolio securities for the purpose of determining net asset value. (See "Calculation of Net Asset Value" below.)
----------------------- -------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                       THROUGH YOUR FINANCIAL INTERMEDIARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Your financial intermediary can purchase shares of the fund on your behalf and provide information on other methods available to you for purchasing additional shares. Investments made through your financial intermediary may be subject to transaction fees or other purchase conditions as set by your financial intermediary. You should consult its program literature for further information.
--------------------------------------------------------------------------------



The fund must receive your purchase order in proper form (meaning that it is complete and contains all necessary information; for example, number of shares or dollar amount to be invested and name of the fund) before the close of regular trading on the Exchange, normally 4:00 p.m., Eastern time, to receive that day's price. Orders received after the close of the Exchange will be processed at the fund's net asset value as of the close of the Exchange on the next day the Exchange is open. Orders received by certain retirement plans and other financial intermediaries before the close of regular trading on the Exchange and communicated to the fund on the following business day, will be processed at the net asset value determined on the day the order was received by the financial intermediary. Certain financial intermediaries may have agreements to purchase shares of the fund with payment generally to follow the next business day, but no later than three business days after the order is placed. If payment is not received by that time, your order is subject to cancellation and you and the financial intermediary could be held liable for resulting fees or losses. If you invest in the fund through a financial intermediary, it is your financial intermediary's responsibility to transmit your order to the fund in a timely manner.


Any shares purchased or received as a distribution will be credited directly to the investor's account.

The fund may be available for purchase by retirement plans, including 401(k) plans, 457 plans and 403(b) plans. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect the fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions.

For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that the plan administrator may aggregate purchase and redemption orders of participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the fund for execution.

The fund may not be available for sale in certain states. Prospective investors should inquire as to whether the fund is available for sale in their state of residence.

Account Registration Changes:

Changes in registration or account privileges for accounts held directly with the fund must be made in writing. Signature guarantees are required. (See "ACCOUNT POLICIES - Signature Guarantee" below.) All correspondence must include the account number and must be sent to:


         Legg Mason Investor Services - Institutional
         c/o Boston Financial Data Services
         P.O. Box 8037
         Boston, Massachusetts 02206-8037

[GRAPHIC] HOW TO REDEEM YOUR SHARES


PRIMARY CLASS SHAREHOLDERS

You can redeem your shares through any of the following methods.

--------------------------------------------------------------------------------
                         THROUGH YOUR FINANCIAL ADVISER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Your Financial Adviser can redeem shares of the fund on your behalf.
Redemptions made through your Financial Adviser may be subject to transaction fees or other conditions as set by your Financial Adviser. You should consult its program literature for further information.
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------

                                              DIRECTLY WITH THE FUND

Additional documentation may be required from corporations, executors, partnerships, administrators, trustees or custodians. Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). Wire transfers may be subject to a service charge by your bank. For wire transfers, be sure that the fund has your bank account information on file.

Redemption requests for shares valued at $10,000 or more or when the proceeds are to be paid to someone other than the accountholder(s) may require a signature guarantee. (See "ACCOUNT POLICIES - Signature Guarantee.")
-------------------------------------------------------------------------------------------------------------------
--------------------- ---------------------------------------------------------------------------------------------
Telephone             Call the fund at 1-800-822-5544 to request a redemption. Please have the following information ready when you call: the name of the fund, dollar amount (or number of shares) to be redeemed and your shareholder account number.
--------------------- ---------------------------------------------------------------------------------------------
--------------------- ---------------------------------------------------------------------------------------------
Internet or TeleFund  Redeem shares through the Internet at www.leggmasonfunds.com or through TeleFund at
                      1-877-6-LMFUNDS (1-877-656-3863).
--------------------- ---------------------------------------------------------------------------------------------
--------------------- ---------------------------------------------------------------------------------------------
Mail                  Send a letter to the fund requesting redemption of your shares to:
                        Legg Mason Funds
                        c/o Boston Financial Data Services
                        P.O. Box 55214
                        Boston, MA 02205-8504

                      The letter should be signed by each owner of the account exactly as the account is registered.
--------------------- ---------------------------------------------------------------------------------------------

The fund must receive your redemption order in proper form (meaning that it is complete and contains all necessary information; for example, number of shares or dollar amount to be redeemed and name of the fund) before the close of regular trading on the Exchange, normally 4:00 p.m., Eastern time, to receive that day's price. However, orders received by your Financial Adviser by the close of regular trading on the Exchange and communicated to the fund on the following business day, will be effected at the net asset value determined on the day the order was received by the Financial Adviser. It is your Financial Adviser's responsibility to transmit your order to the fund in a timely manner.




INSTITUTIONAL CLASS, FINANCIAL INTERMEDIARY CLASS AND CLASS R SHAREHOLDERS


You can redeem your shares through any of the following methods.


---------------------------------------------------------------------------------------------------------------------------
                                                  DIRECTLY WITH THE FUND

Redemptions may be initiated by telephone by calling the fund at 1-888-425-6432, but must be confirmed in writing prior to processing.

All requests for redemption should indicate: 1) the number of shares or dollar amount to be redeemed and the investor's shareholder account number; 2) the investor's name and the names of any co-owners of the account, using exactly the same name or names used in establishing the account; 3) proof of authorization to request redemption on behalf of any co-owner of the account (please contact the fund for further details); and 4) the name, address, and account number to which the redemption payment should be sent.

Payment of redemption proceeds normally will be made by wire one business day after receipt of a redemption request in proper form (meaning that it is complete and contains all necessary information; for example, number of shares or dollar amount to be redeemed and name of the fund). Additional documentation may be required from corporations, executors, partnerships, administrators, trustees or custodians.
---------------------------------------------------------------------------------------------------------------------------
--------------------------------- -----------------------------------------------------------------------------------------
Mail                              Send a letter to the fund requesting redemption of your shares to: Legg Mason Investor
                                  Services - Institutional, c/o Boston Financial Data Services, P.O. Box 8037, Boston,
                                  Massachusetts 02206-8037.
--------------------------------- -----------------------------------------------------------------------------------------
--------------------------------- -----------------------------------------------------------------------------------------
Fax                               Fax a request for redemption to the fund at 781-796-3326.
--------------------------------- -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       THROUGH YOUR FINANCIAL INTERMEDIARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Your financial intermediary can redeem shares of the fund on your behalf. Redemptions made through your financial intermediary may be subject to transaction fees or other conditions as set by your financial intermediary. You should consult its program literature for further information.
--------------------------------------------------------------------------------

The fund must receive your redemption order in proper form (meaning that it is complete and contains all necessary information; for example, number of shares or dollar amount to be redeemed and name of the fund) before the close of regular trading on the Exchange, normally 4:00 p.m., Eastern time, to receive that day's price. However, orders received by certain retirement plans and other financial intermediaries by the close of regular trading on the Exchange and communicated to the fund on the following business day, will be effected at the net asset value determined on the day the order was received by the financial intermediary. If you invest in the fund through a financial intermediary, it is your financial intermediary's responsibility to transmit your order to the fund in a timely manner.

Additional Information about Redemptions:


The fund's service providers will follow reasonable procedures to ensure the validity of any telephone, electronic or other redemption request, such as requesting identifying information from users or employing identification numbers. The fund and its service providers will not be responsible for any account losses due to fraudulent telephone, electronic or other orders that they reasonably believe to be genuine.


Payment of redemption proceeds of shares that were recently purchased by check or automatic investment arrangements or acquired through reinvestment of distributions paid on such shares by the fund may be delayed for up to ten days from the purchase date until the check or automatic investment has cleared.

The fund has reserved the right under certain conditions to redeem its shares in-kind by distributing portfolio securities in payment for redemptions. Shareholders who receive a redemption in-kind may incur costs to dispose of the securities they receive and may receive securities that are difficult to sell.

[GRAPHIC]  ACCOUNT POLICIES

Calculation of Net Asset Value:


Net asset value per share of each class of shares is determined daily as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) on every day the Exchange is open. The Exchange is normally closed on all national holidays and Good Friday. To calculate each class of shares' sales price, the fund's assets attributable to that class of shares are valued and totaled, liabilities attributable to that class of shares are subtracted, and the resulting net assets are divided by the number of shares outstanding for that class.

The fund's securities are generally valued on the basis of market quotations. The fund obtains pricing data in the first instance from independent pricing services, which use market quotations, prices provided by market makers or estimates of market values to develop their pricing information. Where a security is traded on more than one market, which may include foreign markets, the security generally is valued on the market considered by the adviser to be the primary market. When market quotations are not readily available or are considered by the adviser to be unreliable, the fund's securities are valued at fair value as determined under policies approved by the Board of Directors. Fair value methods are necessarily estimates, and the use of fair value prices may cause the net asset value of the fund's shares to differ from the net asset value that would be calculated using other methods of valuation.

 The fund's foreign securities are valued as of the close of regular trading on the Exchange using the exchange rate as of 2:00 p.m. Eastern time (the exchange rate is the rate at which the securities are translated from the local currency into U.S. dollars). To the extent that the fund has portfolio securities that are primarily listed on foreign exchanges that trade on days when the fund does not price its shares, the net asset value of the fund may change on days when shareholders will not be able to purchase or redeem the fund's shares.

Signature Guarantee:

When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his or her signature and guaranteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered securities dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations, and clearing agencies (each an "Eligible Guarantor Institution"). The fund and its agents reserve the right to reject any signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures. The fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

A signature guarantee may be required for the following situations:

o remitting redemption proceeds to any person, address or bank account not on record.

o making changes to the account registration after the account has been opened.

o transferring shares to an account in another Legg Mason fund with a different account registration.

Other:

Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with LMIS or its affiliates.

If your account falls below $500, the fund may ask you to increase your balance. If after 60 days your account is still below $500, the fund may close your account and send you the proceeds. The fund will not require you to redeem accounts that fall below $500 solely as a result of a reduction in the fund's net asset value.

The fund will not accept cash, money orders, traveler's checks, or credit card convenience checks. Third-party checks will not be accepted unless they are from another financial institution made for the purpose of transfer or rollover. The fund will accept non-retirement checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

The fund reserves the right to:

o        suspend the offering of shares permanently or for a period of time;

o        change its minimum investment amounts;

o redeem shares if information provided in the application should prove to be incorrect in any manner judged by the fund to be material (i.e., in a manner such as to render the shareholder ineligible to purchase shares of that class); and

o delay sending out redemption proceeds for up to seven days if, in the judgment of the adviser, the fund could be adversely affected by immediate payment. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC or the Investment Company Act of 1940, as amended.

Frequent Trading of Fund Shares:

Frequent trading in the fund's shares increases the fund's administrative costs associated with processing shareholder transactions. In addition, frequent trading may potentially interfere with the efficient management of the fund's portfolio and increase the fund's costs associated with trading the fund's portfolio securities. Under certain circumstances, frequent trading may also dilute the returns earned on shares held by the fund's other shareholders. The fund therefore discourages frequent purchases and redemptions by shareholders.

The fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason. In particular, the Board of Directors has determined that the fund is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets.


Under the fund's frequent trading policy, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever the fund detects a pattern of excessive trading. The policy provides that the fund will use its best efforts to restrict a shareholder's trading privileges in the Legg Mason Funds if that shareholder has engaged in four or more "Round Trips" during any rolling 12-month period. However, the fund has the discretion to determine that restricting a shareholder's trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful to the fund. In making such a determination, the fund will consider, among other things, the nature of the shareholder's account, the reason for the frequent trading, the amount of trading and the particular fund in which the trading has occurred. Additionally, the fund has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions the fund may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the fund.


A "Round Trip" is defined as a purchase (including subscriptions and exchanges) into the fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of fund shares pursuant to the Future First(R) Systematic Investment Plan and Systematic Withdrawal Plan are not considered in determining Round Trips.

With respect to accounts where shareholder transactions are processed or records are kept by third-party intermediaries, the fund uses reasonable efforts to monitor such accounts to detect suspicious trading patterns. For any such account that is so identified, the fund will make such further inquiries and take such other actions as shall be considered necessary or appropriate to enforce the fund's frequent trading policy against the shareholder(s) trading through such account and, if necessary, the third-party intermediary (retirement plan administrators, securities broker-dealers, and mutual fund marketplaces) maintaining such account. The fund may accept undertakings from intermediaries to enforce frequent trading policies on behalf of the fund that provide a substantially similar level of protection against excessive trading. Shareholders who own shares of the fund through financial intermediaries should examine any disclosures provided by the intermediaries to determine what restrictions apply to the shareholders.

Although the fund will monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated.

[GRAPHIC]  SERVICES FOR INVESTORS


If you hold shares through a Financial Adviser, you may acquire shares of another Legg Mason fund by an exchange only if your Financial Adviser has an agreement with the fund's distributor with respect to the class of shares of the Legg Mason fund that you seek to acquire.


Below is a description of services provided to shareholders who own shares directly with the fund. You should contact your Financial Adviser to determine if it offers similar services to those listed below.

Confirmations and Account Statements:


You will receive a confirmation from the fund after each transaction (except a reinvestment of dividends or capital gain distributions, an investment made through the Future First(R) Systematic Investment Plan and withdrawals made through the Systematic Withdrawal Plan). Primary Class shareholders will receive account statements monthly unless there has been no activity in the account. If there has been no monthly activity, Primary Class shareholders will receive a quarterly statement. Institutional Class, Financial Intermediary Class and Class R shareholders will receive account statements monthly.


Systematic Withdrawal Plan:

Primary Class shareholders who are purchasing or already own shares of the fund with a net asset value of $5,000 or more may elect to make systematic withdrawals from the fund. The minimum amount for each withdrawal is $50. Certain Institutional Class and Financial Intermediary Class shareholders with an initial net asset value of $1,000,000 or more may also be eligible to make systematic withdrawals from the fund. These shareholders should contact Legg Mason Investor Services - Institutional at 1-888-425-6432 to determine their account's eligibility. Ordinarily, you should not purchase additional shares of the fund when you are a participant in the plan, because there are tax disadvantages associated with such purchases and withdrawals.

Exchange Privilege:


Primary Class: Primary Class shares of the fund may be exchanged for Primary Class shares of any other Legg Mason fund (Legg Mason funds do not include the Legg Mason Partners Funds) and for Class A shares of the Smith Barney Cash Portfolio ("Cash Portfolio"). If you choose to exchange your fund shares for shares of the Cash Portfolio, the only exchange option available to you will be to exchange back to Primary Class shares of a Legg Mason fund. You can request an exchange in writing or by telephone.

Institutional Class, Financial Intermediary Class and Class R: Institutional Class, Financial Intermediary Class and Class R shares of the fund may be exchanged for shares of the same class of any other Legg Mason fund (Legg Mason funds do not include the Legg Mason Partners Funds), provided the investor meets the eligibility criteria of that class of that fund. You can request an exchange in writing (including by Fax).


Important Information About Exchanges: In each case, the fund into which you are exchanging must be eligible for sale in your state of residence. Be sure to read the current prospectus for the fund into which you are exchanging.

There is currently no fee for exchanges. An exchange of the fund's shares will be treated as a sale of the shares being redeemed, and any gain on the sale will generally be taxable.

The fund reserves the right to terminate or modify the exchange privilege after at least 60 days' prior written notice to shareholders.





Mailing of Shareholder Communications:

If two or more members of your household are Legg Mason fund shareholders, you may elect to have all account communications for those funds combined in one convenient mailing. If you have previously elected to have your account communications combined, but wish to discontinue this service, please contact the fund per the instructions below.



----------------------------- ------------------------------------------------------------------------
Primary Class Shareholders    Call 1-800-822-5544 or write to Legg Mason Funds, c/o Boston
                              Financial Data Services, P.O. Box 55214, Boston, MA 02205-8504.
----------------------------- ------------------------------------------------------------------------
----------------------------- ------------------------------------------------------------------------
Institutional Class,          Call 1-888-425-6432 or write to Legg Mason Investor Services -
Financial Intermediary        Institutional, c/o Boston Financial Data Services, P.O. Box 8037,
Class and Class R             Boston, MA 02206-8037.
Shareholders
----------------------------- ------------------------------------------------------------------------

[GRAPHIC] DISTRIBUTIONS AND TAXES

The fund declares and pays dividends from any net investment income annually.

The fund distributes substantially all of its net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), the excess of net short-term capital gain over net long-term capital loss, and net realized gains from foreign currency transactions, if any, after the end of the taxable year in which the gain is realized. A second distribution of such gain(s) may be necessary in some years to avoid imposition of a federal excise tax.


Fund dividends and other distributions are taxable to investors (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the fund. Dividends from the fund's investment company taxable income (which includes net investment income, the excess of net short-term capital gain over net long-term capital loss and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) are taxable as ordinary income, except that the part of the dividends that is "qualified dividend income" (i.e., dividends on stock of most U.S. corporations and certain foreign corporations with respect to which the fund satisfies certain holding period, and other restrictions), if any, is subject to a maximum federal income tax rate of 15% for individual shareholders who satisfy those restrictions with respect to their shares on which the fund dividends are paid. Distributions of the fund's net capital gain are taxable as long-term capital gain (also at a maximum 15% rate for individual shareholders), regardless of how long you have held your fund shares. A tax statement will be sent to you after the end of each year detailing the tax status of your distributions.


The fund's dividend and interest income on, and gains it realizes from disposition of, foreign securities, if any, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions.

The sale or exchange of fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares. Any capital gain an individual shareholder recognizes on a redemption or exchange through 2010 of his or her fund shares that have been held for more than one year will generally qualify for a 15% maximum federal income tax rate.

As required by law, the fund will withhold 28% of all dividends, capital gain distributions, and redemption proceeds otherwise payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number. The fund is also required to withhold 28% of all dividends and capital gain distributions otherwise payable to those shareholders who are otherwise subject to backup withholding.

Because each investor's tax situation is different, please consult your tax adviser about federal, state, and local tax considerations.

Receiving Your Dividends and Other Distributions:

Contact your Financial Adviser to discuss what options are available to you for receiving your dividends and other distributions.

If you own shares directly with the fund, the following conditions apply:

o your dividends and other distributions will be automatically reinvested in the distributing class of shares of the fund unless you elect to receive dividends and/or other distributions in cash.

o Primary Class shareholders who have a minimum account balance of $10,000 may request that their dividends and/or other distributions be invested in Primary Class shares of another eligible Legg Mason fund or Class A shares of the Cash Portfolio, provided these funds are available for sale in your state.

o to change your election, you must notify the fund at least ten days before the next distribution is to be paid.

o if the postal or other delivery service is unable to deliver your distribution check, your distribution election will automatically be converted to having all dividends and other distributions reinvested in fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

[GRAPHIC] PORTFOLIO HOLDINGS DISCLOSURE POLICY

A description of the fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the fund's Statement of Additional Information. The fund's complete portfolio holdings are available at http://www.leggmason.com/funds/ourfunds/portfolioholdings approximately on the next to last business day of the month following each quarter-end, and partial information concerning the fund's portfolio holdings (such as top ten holdings) is available on the Legg Mason Funds' website, in fact sheets and other formats, approximately on the 10th business day of the month following each quarter-end. Such information will remain available until the next quarter's holdings are posted.

[GRAPHIC] FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's financial performance for the past five years or, for the Financial Intermediary, Institutional Class and Class R, since inception of the Class. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and other distributions. This information has been audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is incorporated by reference into the Statement of Additional Information (see back cover) and is included in the fund's annual report. The fund's annual report is available upon request by calling toll-free 1-800-822-5544 for holders of Primary Class shares or 1-888-425-6432 for holders of Financial Intermediary Class, Institutional Class or Class R shares.

Primary Class:

                                                                              Year Ended December 31,
                                                 ---------------------------------------------------------------------------------
                                                           2006            2005             2004            2003            2002
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $30.59          $30.15           $28.04          $17.17          $18.88
                                                   -------------------------------------------------------------------------------

Investment operations:
   Net investment loss                                     (.25)A          (.27)            (.32)           (.26)           (.11)
   Net realized and unrealized
    gain/(loss) on investments                               .44             .97             2.43           11.13          (1.60)
                                                 ---------------------------------------------------------------------------------
   Total from investment operations                          .19             .70             2.11           10.87          (1.71)
                                                 ---------------------------------------------------------------------------------

Distributions from:
   Net realized gain on investments                          ---           (.26)              ---             ---             ---
                                                   -------------------------------------------------------------------------------
   Total distributions                                       ---           (.26)              ---             ---             ---
                                                   -------------------------------------------------------------------------------

Net asset value, end of year                              $30.78          $30.59           $30.15          $28.04          $17.17
                                                 ---------------------------------------------------------------------------------
Total return                                                .62%           2.33%            7.52%          63.31%         (9.06)%

Ratios To Average Net Assets:B
   Total expenses                                          1.86%           1.87%            1.87%           1.88%           2.06%
   Expenses net of waivers, if any                         1.86%           1.87%            1.87%           1.88%           1.90%
   Expenses net of all reductions                          1.86%           1.87%            1.87%           1.88%           1.90%
   Net investment loss                                    (.87)%         (1.08)%          (1.18)%         (1.35)%          (.79)%
Supplemental Data:
   Portfolio turnover rate                                 31.0%           19.7%            33.8%           49.5%           70.9%
   Net assets, end of year
    (in thousands)                                      $576,549        $458,567         $384,040        $332,516        $137,188
----------------------------------------------------------------------------------------------------------------------------------

A  Computed using average daily shares outstanding.
B Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

Class R:

                                                                                                              Period Ended
                                                                                                              December 31,
                                                                                                                 2006C
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                             $31.62
                                                                                                       --------------------

Investment operations:
            Net investment income                                                                                  ---A,D
            Net realized and unrealized gain/loss on investments                                                  (.13)
                                                                                                       -----------------
            Total from investment operations                                                                      (.13)
                                                                                                       -----------------
            Net asset value, end of period                                                                       $31.49
                                                                                                       -----------------
            Total return                                                                                         (.41)%E

Ratios To Average Net Assets:B
            Total expenses                                                                                        1.28%F
            Expenses net of waivers, if any                                                                       1.28%F
            Expenses net of all reductions                                                                        1.28%F
            Net investment loss                                                                                 (1.14)%F
Supplemental Data:
      Portfolio turnover rate                                                                                     31.0%E
      Net assets, end of period (in thousands)                                                                    $10
------------------------------------------------------------------------------------------------------------------------------

A     Computed using average daily shares outstanding.
B     Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.
C     For the period December 28, 2006 (commencement of operations) to December 31, 2006.
D     Amount represents less than $0.01 per share.
E     Not Annualized.
F     Annualized.

Financial Intermediary Class:

                                                                                                  Year Ended December 31,
                                                                                    ----------------------------------------------
                                                                                            2006           2005          2004E
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                                          $31.06         $30.38       $27.59
                                                                                    ----------------------------------------------

Investment operations:
                      Net investment loss                                                    (.04)A         (.07)        (.01)
                      Net realized and unrealized gain/(loss) on investments                   .46           1.01         2.80
                                                                                    ----------------------------------------------
                      Total from investment operations                                         .42            .94         2.79
                                                                                    ----------------------------------------------
Distributions from:
                       Net realized gain on investments                                        ---          (.26)          ---
                                                                                    ----------------------------------------------
                       Total distributions                                                     ---          (.26)         ---
                                                                                    ----------------------------------------------
Net asset value, end of year                                                                $31.48         $31.06       $30.38
                                                                                    ----------------------------------------------
Total return                                                                                 1.35%          3.10%       10.11%C

Ratios To Average Net Assets:B
                       Total expenses                                                        1.13%          1.16%        1.11%D
                       Expenses net of waivers, if any                                       1.13%          1.15%        1.11%D
                       Expenses net of all reductions                                        1.13%          1.15%        1.11%D
                       Net investment loss                                                  (.14)%         (.39)%       (.07)%D
Supplemental Data:
      Portfolio turnover rate                                                                31.0%          19.7%        33.8%C
      Net assets, end of year (in thousands)                                               $240,778       $155,266       $9,599
----------------------------------------------------------------------------------------------------------------------------------

A     Computed using average daily shares outstanding.
B     Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.
C     Not Annualized.
D     Annualized.
E     For the period January 29, 2004 (commencement of operations) to December 31, 2004.

Institutional Class:

                                                                                            Year Ended December 31,
                                                                               ------------------------------------------------
                                                                                        2006            2005           2004E
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                                     $31.20         $30.42         $27.94
                                                                               ------------------------------------------------

Investment operations:
                     Net investment income                                               .06A           ---            .02
                     Net realized and unrealized gain/(loss) on investments              .47           1.04           2.46
                                                                               ------------------------------------------------
                     Total from investment operations                                    .53           1.04           2.48
                                                                               ------------------------------------------------
Distributions from:
                     Net realized gain on investments                                    ---          (.26)            ---
                                                                               ------------------------------------------------
                     Total distributions                                                 ---          (.26)            ---
                                                                               ------------------------------------------------
Net asset value, end of year                                                           $31.73         $31.20         $30.42
                                                                               ------------------------------------------------
Total return                                                                            1.70%          3.42%          8.88%C

Ratios To Average Net Assets:B
                     Total expenses                                                      .80%           .83%           .82%D
                     Expenses net of waivers, if any                                     .80%           .83%           .82%D
                     Expenses net of all reductions                                      .80%           .83%           .82%D
                     Net investment income (loss)                                        .19%         (.02)%           .42%D
Supplemental Data:
     Portfolio turnover rate                                                            31.0%          19.7%          33.8%C
     Net assets, end of year (in thousands)                                          $183,007        $117,343        $34,964
-------------------------------------------------------------------------------------------------------------------------------

A    Computed using average daily shares outstanding.
B    Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.
C    Not Annualized.
D    Annualized.
E    For the period March 5, 2004 (commencement of operations) to December 31, 2004.

                       THIS PAGE INTENTIONALLY LEFT BLANK

LEGG MASON FUNDS PRIVACY POLICY




We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment.


From time to time, we may collect a variety of personal information about you, including:

o information we receive from you on applications and forms, via the telephone, and through our websites;

o information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

o        information we receive from consumer reporting agencies.


We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.


With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.



                    [This page is not part of the Prospectus]

Legg Mason Growth Trust, Inc.
--------------------------------------------------------------------------------

The following additional information about the fund is available upon request and without charge:

Statement of Additional Information (SAI) - The SAI is filed with the SEC and is hereby incorporated by reference into (is considered part of) this Prospectus. The SAI provides further information and additional details about the fund and its policies. The SAI is available free of charge at the Legg Mason Funds' websites listed below.

Annual and Semi-Annual Reports - Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. These reports are available free of charge at the Legg Mason Funds' websites listed below.

                  To request the SAI or any reports to shareholders, or to obtain more information:

                                           Institutional Class, Financial
           Primary Class             Intermediary Class and Class R Shareholders
           Shareholders                         Legg Mason Investor
         Legg Mason Funds                   Services - Institutional
c/o Boston Financial Data Services        c/o Boston Financial Data Services
          P.O. Box 55214                              P.O. Box 8037
  Boston, Massachusetts 02205-8504          Boston, Massachusetts 02206-8037
          1-800-822-5544                            1-888-425-6432
      www.leggmasonfunds.com                   www.lminstitutionalfunds.com


Information about the fund, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR database on the SEC's Internet site at www.sec.gov. Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


LMF-091    05/2007                  Investment Company Act File Number: 811-8966
KC SKU#539529

                          LEGG MASON GROWTH TRUST, INC.

                Primary Class Shares, Institutional Class Shares,
             Financial Intermediary Class Shares and Class R Shares

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2007





This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the fund's Prospectus dated May 1, 2007, which has been filed with the U.S. Securities and Exchange Commission ("SEC"). The fund's financial statements, notes thereto and the report of its independent registered public accounting firm are incorporated by reference from the fund's annual report to shareholders into (and are therefore legally part of) this SAI. A copy of the Prospectus or the annual report may be obtained without charge from the fund's distributor, Legg Mason Investor Services, LLC ("LMIS"), by calling 1-800-822-5544 (Primary Class shares) or 1-888-425-6432 (Institutional Class, Financial Intermediary Class and Class R shares).





                        Legg Mason Investor Services, LLC
--------------------------------------------------------------------------------

                                100 Light Street
                                  P.O. Box 1476
                         Baltimore, Maryland 21203-1476
                          (410) 539-0000 (800) 822-5544

                                TABLE OF CONTENTS


                                                                            Page

DESCRIPTION OF THE FUND.......................................................1
FUND POLICIES.................................................................1
INVESTMENT STRATEGIES AND RISKS...............................................3
ADDITIONAL TAX INFORMATION....................................................9
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...............................11
VALUATION OF FUND SHARES.....................................................14
TAX-DEFERRED QUALIFIED PLANS - PRIMARY CLASS SHARES..........................17
MANAGEMENT OF THE FUND.......................................................18
THE FUND'S INVESTMENT ADVISER, MANAGER AND ADMINISTRATOR.....................25
PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................27
THE FUND'S DISTRIBUTOR.......................................................29
CAPITAL STOCK INFORMATION....................................................32
THE FUND'S CUSTODIAN AND TRANSFER AND DIVIDEND-DISBURSING AGENT..............32
THE FUND'S LEGAL COUNSEL.....................................................32
THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.....................32
FINANCIAL STATEMENTS.........................................................32
RATINGS OF SECURITIES ......................................................A-1
PROXY VOTING POLICIES ......................................................B-1




No person has been authorized to give any information or to make any representations not contained in the Prospectus or this SAI in connection with the offerings made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the fund or its distributor. The Prospectus and this SAI do not constitute offerings by the fund or by the distributor in any jurisdiction in which such offerings may not lawfully be made.

                             DESCRIPTION OF THE FUND

         Legg Mason Growth Trust, Inc. ("Growth Trust" or "Corporation" or "fund") is a non-diversified open-end management investment company established as a Maryland corporation on January 27, 1995. In February 2004, the Board of Directors of the fund changed the fund's name from Legg Mason Focus Trust to Legg Mason Growth Trust.

                                  FUND POLICIES

         The following information supplements the information concerning the fund's investment objective, policies and limitations found in the Prospectus.


         The fund's investment objective is to seek maximum long-term capital appreciation with minimum long-term risk to principal. This investment objective is non-fundamental and may be changed by the Corporation's Board of Directors ("Board of Directors") without shareholder approval upon 60 days' prior written notice to shareholders.


         The fund has adopted the following fundamental investment limitations that cannot be changed except by a vote of its shareholders.

1. Borrowing: The fund may not borrow money, except (1) in an amount not exceeding 331/3% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or (2) by entering into reverse repurchase agreements or dollar rolls;

2. Underwriting: The fund may not engage in the business of underwriting the securities of other issuers, except as permitted by the Investment Company Act of 1940, as amended ("1940 Act"), and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or SEC staff or to the extent that the fund may be permitted to do so by exemptive order or other relief from the SEC or SEC staff (collectively, "1940 Act Laws, Interpretations and Exemptions"). This restriction does not prevent the fund from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act");

3. Loans: The fund may not lend money or other assets, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the fund from purchasing debt obligations in pursuit of its investment program, or for defensive or cash management purposes, entering into repurchase agreements, loaning its portfolio securities to financial intermediaries, institutions or institutional investors, or investing in loans, including assignments and participation interests;

4. Senior Securities: The fund may not issue senior securities, except as permitted under the 1940 Act Laws, Interpretations and Exemptions;

5. Real Estate: The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from investing in issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests;

6. Commodities: The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other similar financial instruments, or investing in securities or other instruments that are secured by physical commodities;

7. Concentration: The fund may not make any investment if, as a result, the fund's investments will be concentrated (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in any one industry. This restriction does not limit the fund's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto, or securities of municipal issuers.

         Although not a part of the fund's fundamental investment limitation on concentration, it is the current position of the SEC staff that a fund's investments are concentrated in an industry when 25% or more of the fund's net assets are invested in issuers whose principal business is in that industry.

         The foregoing fundamental investment limitations may be changed only by "the vote of a majority of the outstanding voting securities" of the fund, a term defined in the 1940 Act to mean the vote (a) of 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present, or (b) of more than 50% of the outstanding voting securities of the fund, whichever is less.


         Unless otherwise stated, the fund's investment policies and limitations are non-fundamental and may be changed by the Board of Directors without shareholder approval. The following are some of the non-fundamental investment limitations that the fund currently observes:


1. Borrowing: The fund will not borrow for investment purposes an amount in excess of 5% of its total assets.

2. Illiquid Securities: The fund may invest up to 15% of its net assets in illiquid securities.

3. Short Sales: The fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short). This restriction does not prevent the fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.

4. Margin Purchases: The fund may not purchase securities on margin, except that (1) the fund may obtain such short-term credits as are necessary for the clearance of transactions and (2) the fund may make margin payments in connection with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.

         The fund is non-diversified; however, the fund intends to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), which requires that the fund, among other things, (1) invest no more than 25% of the value of its total assets in securities of any one issuer, and (2) invest at least 50% of the value of its total assets so that (a) no more than 5% of that value is invested in the securities of any one issuer and (b) the fund does not hold more than 10% of the outstanding voting securities of any one issuer. These limits do not apply to cash and cash items, U.S. Government securities or securities of other RICs. These requirements must be satisfied at the close of each quarter of the fund's taxable year.


         Except as otherwise stated, if a fundamental or non-fundamental percentage limitation set forth in the Prospectus or this SAI is complied with at the time an investment is made, a later increase or decrease in percentage resulting from a change in the relevant parameters will not be considered to be outside the limitation. The fund will monitor the level of borrowing and illiquid securities in its portfolio and will make necessary adjustments to maintain the required asset coverage and adequate liquidity.


                         INVESTMENT STRATEGIES AND RISKS

The fund may use instruments or techniques, including the following:

Convertible Securities

         A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield of nonconvertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities, but rank senior to common stock in a corporation's capital structure.

         The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that nonconvertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument, which may be less than the ultimate conversion or exchange value.

         Many convertible securities are rated below investment grade or, if unrated, are considered of comparable quality by the adviser. Moody's Investors Service, Inc. ("Moody's") describes securities rated "Ba" as having "speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Borrowing

         The fund has a fundamental policy that it may not borrow money, except
(1) in an amount not exceeding 33 1/3% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or (2) by entering into reverse repurchase agreements or dollar rolls. In the event that the asset coverage of the fund's borrowings at any time falls below 300%, the fund shall, within three business days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%.

Forward Commitments, When-Issued Securities and Delayed Delivery Transactions

         The fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" and "delayed delivery" basis. These transactions involve a commitment by the fund to purchase or sell particular securities with payment and delivery taking place at a future date. They involve the risk that the price or yield available in the market may be less favorable than the price or yield available when the delivery takes place. Purchases of forward commitments also involve a risk of loss if the seller fails to deliver after the value of the security has risen. The fund's when-issued purchases, forward commitments and delayed delivery transactions in total will not exceed 5% of the value of the fund's net assets. This 5% limitation reflects the value of the underlying obligation together with its initial payment.

         Although the fund may purchase securities on a when-issued basis, or purchase or sell securities on a forward commitment basis or purchase securities on a delayed delivery basis, the fund does not have the current intention of doing so. The fund will normally realize a capital gain or loss in connection with these transactions.

         When the fund purchases securities on a when-issued, delayed delivery or forward commitment basis, the fund will segregate cash, U.S. Government securities or other high-grade liquid debt obligations having a value (determined daily) at least equal to the amount of the fund's purchase commitments. In the case of a forward commitment to sell portfolio securities, the fund will segregate the portfolio securities themselves while the commitment is outstanding. These procedures are designed to ensure that the fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed delivery transactions.

Securities Lending

         The fund may lend portfolio securities to broker-dealers and financial institutions, although at the present time it has no intention of lending portfolio securities. The fund may lend portfolio securities, provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) the fund may call the loan at any time and receive the securities loaned; (3) the fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33% of the total assets of the fund. When the fund loans a security to another party, it runs the risk that the other party will default on its obligation, and that the value of the collateral will decline before the fund can dispose of it.

Illiquid Investments and Restricted Securities

         The fund may invest up to 15% of its net assets in illiquid investments. For this purpose, "illiquid investments" are those that cannot be sold or disposed of within seven days for approximately the price at which the fund values the security. Illiquid investments include repurchase agreements with terms of greater than seven days, mortgage-related securities for which there is no established market, and restricted securities other than those the adviser has determined are liquid pursuant to guidelines established by the Board of Directors and securities involved in swap, cap, floor and collar transactions, and over-the-counter ("OTC") options and their underlying collateral. Due to the absence of an active trading market, the fund may have difficulty valuing or disposing of illiquid investments promptly. Judgment plays a greater role in valuing illiquid investments than those for which a more active market exists.

         Restricted securities may be sold only in privately negotiated transactions, pursuant to a registration statement filed under the 1933 Act or pursuant to an exemption from registration, such as Rule 144 or Rule 144A under the 1933 Act. The fund may be required to pay part or all of the costs of such registration, and a considerable period may elapse between the time a decision is made to sell a restricted security and the time the registration statement becomes effective.

         SEC regulations permit the sale of certain restricted securities to qualified institutional buyers. The investment adviser to the fund, acting pursuant to guidelines established by the Board of Directors, may determine that certain restricted securities qualified for trading on this market are liquid. If qualified institutional investors become uninterested in this market for a time, restricted securities in the fund's portfolio may adversely affect the fund's liquidity.

Portfolio Turnover

         The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less.

         Generally, the fund will purchase portfolio securities for capital appreciation and not for short-term trading profits. The adviser anticipates that the portfolio turnover levels will be held at low levels, but portfolio turnover will not be a limiting factor in making portfolio decisions. The annual portfolio turnover for the fund is not expected to exceed 100%.

         Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements to meet redemptions of shares and by requirements, which enable the fund to receive favorable tax treatment. A high rate of portfolio turnover may result in the realization of substantial capital gains and involves correspondingly greater transaction costs.

Repurchase Agreements
         When cash is temporarily available, or for temporary defensive purposes, the fund may invest without limit in repurchase agreements and money market instruments, including high-quality short-term debt securities. A repurchase agreement is an agreement under which either U.S. Government obligations or other high-quality liquid debt securities are acquired from a securities dealer or bank subject to resale at an agreed-upon price and date. The securities are held for the fund by a custodian bank as collateral until resold and will be supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement. The fund bears a risk of loss if the other party to a repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, which may decline in value in the interim. The fund will enter into repurchase agreements only with financial institutions determined by the fund's adviser to present minimal risk of default during the term of the agreement.

         Repurchase agreements are usually for a term of one week or less, but may be for longer periods. Repurchase agreements maturing in more than seven days may be considered illiquid. The fund will not enter into repurchase agreements of more than seven days' duration if more than 15% of its net assets would be invested in such agreements and other illiquid investments. To the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the fund might suffer a loss. If bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the fund could be delayed or limited. However, the fund's adviser monitors the creditworthiness of parties with which the fund may enter into repurchase agreements to minimize the prospect of such parties becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement.

         When the fund enters into a repurchase agreement, it will obtain as collateral from the other party securities equal in value to 102% of the amount of the repurchase agreement (or 100%, if the securities obtained are U.S. Treasury bills, notes or bonds). Such securities will be held for the fund by a custodian bank or an approved securities depository or book-entry system.

Reverse Repurchase Agreements

         The fund may enter into reverse repurchase agreements, but it does not currently have the intention of doing so. Reverse repurchase agreements involve the sale of securities held by the fund pursuant to the fund's agreement to repurchase the securities at an agreed upon price, date and rate of interest. Such agreements are considered to be borrowings under the 1940 Act, and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the fund will segregate cash, U.S. Government securities or other liquid, high grade debt securities in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by the fund may decline below the price the fund is obligated to pay upon their repurchase. There is also a risk that the counterparty to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the fund.

Foreign Securities

         The fund may invest up to 25% of its total assets in foreign securities, either directly or indirectly through the purchase of ADRs, GDRs or EDRs (as defined below). Investment in foreign securities presents certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or other regulatory practices and requirements comparable to those applicable to domestic issuers. These risks are intensified when investing in countries with developing economies and securities markets, also known as "emerging markets." Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers and transactions in securities of foreign issuers may be subject to less efficient settlement practices, including extended clearance and settlement periods. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation, withholding taxes and limitations on the use or removal of funds or other assets.

         The costs associated with investment in the securities of foreign issuers, including withholding taxes, brokerage commissions and custodial fees, may be higher than those associated with investment in domestic issuers. In addition, foreign investment transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the fund are uninvested and no return can be earned thereon. The inability of the fund to make intended investments due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result in losses to the fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in liability to the purchaser.

         Since the fund may invest in securities denominated in currencies other than the U.S. dollar and since the fund may hold foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in the currency exchange rates may influence the value of the fund's shares, and also may affect the value of dividends and interest earned by the fund and gains and losses realized by the fund. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments, other economic and financial conditions, government intervention, speculation and other factors.


         In addition to purchasing foreign securities, the fund may invest in American Depositary Receipts ("ADRs"). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the domestic market. Usually issued by a U.S. bank or trust company, ADRs are receipts that demonstrate ownership of underlying foreign securities. For purposes of the fund's investment policies and limitations, ADRs are considered to have the same classification as the securities underlying them. ADRs may be sponsored or unsponsored; issuers of securities underlying unsponsored ADRs are not contractually obligated to disclose material information in the United States. Accordingly, there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored ADRs. The fund may also invest in Global Depositary Receipts ("GDRs"), which are receipts that are often denominated in U.S. dollars and are issued by either a U.S. or non-U.S. bank evidencing ownership of underlying foreign securities. Even where they are denominated in U.S. dollars, depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency.


         The fund may also invest in European Depositary Receipts ("EDRs"), which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security. The fund has no current intention to invest in unsponsored ADRs and EDRs.

Securities of Other Investment Companies

         The fund may invest in the securities of other investment companies, including open-end mutual funds, closed-end funds, unit investment trusts, private investment companies and offshore investment companies. An investment in an investment company involves risks similar to those of investing directly in the investment company's portfolio securities, including the risk that the value of the portfolio securities may fluctuate in accordance with changes in the financial condition of their issuers, the value of stocks and other securities generally, and other market factors.

         In addition, investing in the securities of other investment companies involves certain other risks, costs, and expenses for the fund. If the fund invests in another investment company, the fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company, which are in addition to the advisory fees and other operational expenses incurred by the fund. In addition, the fund could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security. An investment in the shares of a closed-end investment company may also involve the payment of a substantial premium over, while sales of such shares may be made at a substantial discount from, the net asset value of the issuers' portfolio securities.


         The fund may also invest in the securities of private investment companies, including "hedge funds." As with investments in other investment companies, if the fund invests in a private investment company, the fund will be charged its proportionate share of the advisory fees including incentive compensation and other operating expenses of such company. These fees, which can be substantial, would be in addition to the advisory fees and other operating expenses incurred by the fund. In addition, private investment companies are not registered with the SEC and may not be registered with any other regulatory authority. Accordingly, they are not subject to certain regulatory requirements and oversight to which registered issuers are subject. There may be very little public information available about their investments and performance. Moreover, because sales of shares of private investment companies are generally restricted to certain qualified purchasers, such shares may be illiquid and it could be difficult for the fund to sell its shares at an advantageous price and time. Finally, because shares of private investment companies are not publicly traded, a fair value for the fund's investment in these companies typically will have to be determined under policies approved by the Board of Directors.

         The 1940 Act provides that the fund may not purchase or otherwise acquire the securities of other investment companies (as defined in the 1940
Act) if, as a result of such purchase or acquisition, it would own: (i) more than 3% of the total outstanding voting stock of the acquired investment company; (ii) securities issued by any one investment company having a value in excess of 5% of the fund's total assets; or (iii) securities issued by all investment companies having an aggregate value in excess of 10% of the fund's total assets. Certain exceptions may be available from these limits such as when the fund invests in an exchange-traded fund or a money market fund.


         The fund will invest in the securities of other investment companies, including private investment companies, when, in the adviser's judgment, the potential benefits of the investment justify the expense and risk of investing in such investment companies.

Securities of Exchange-Traded Funds

         The fund may invest in the securities of exchange-traded funds ("ETFs"). ETFs are ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (the "Underlying Assets"). The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad based sector or international index, or to provide exposure to a particular industry sector or asset class. An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities and other financial instruments generally, and other market factors.

         The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of income, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.

         If an ETF is a registered investment company (as defined above), the limitations applicable to the fund's ability to purchase securities issued by other investment companies will apply.

Other Investments

         Even though the fund's policy is to remain substantially invested in common stocks or securities convertible into common stock it may invest in non-convertible preferred stock and non-convertible debt securities. Investments in debt securities will be rated investment grade.

Ratings of Debt Obligations


         The fund may invest in convertible securities and, for temporary defensive purposes, high quality short-term debt obligations rated investment grade. Moody's, Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") and other nationally recognized or foreign statistical rating organizations are private organizations that provide ratings of the credit quality of debt obligations. A description of the ratings assigned to corporate debt obligations by Moody's and S&P is included in Appendix A. The fund may consider these ratings in determining whether to purchase, sell or hold a security. Ratings issued by Moody's or S&P represent only the opinions of those agencies and are not guarantees of credit quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. Credit rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates.


         If an investment grade security purchased by the fund is subsequently given a rating below investment grade, the adviser will consider that fact in determining whether to retain that security in the fund's portfolio, but is not required to dispose of it. If one rating agency has rated a security A or better and another agency has rated it below A, the fund's adviser may rely on the higher rating in determining to purchase or retain the security. Bonds rated A may be given a "+" or "-" by a rating agency. Bonds denominated A, A+ or A- are considered to be included in the rating A.

Senior Securities

         The 1940 Act prohibits the issuance of senior securities by a registered open-end fund with one exception. The fund may borrow from banks provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings of the fund. The fund's non-bank borrowings, for temporary purposes only, in an amount not exceeding 5% of the value of the total assets of the fund at the time the borrowing is made, is not deemed to be an issuance of a senior security.


         There are various investment techniques that may give rise to an obligation of the fund to make a future payment about which the SEC has stated it would not raise senior security concerns, provided the fund complies with SEC guidelines regarding cover for these instruments. Such investment techniques include, among other things, when-issued securities, futures and forward contracts, short options positions and repurchase agreements.


                                    * * * * *

         Subject to prior disclosure to shareholders, the Board of Directors may, in the future, authorize the fund to invest in securities other than those listed here and in the Prospectus, provided that such investment would be consistent with the fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the fund.



                           ADDITIONAL TAX INFORMATION

         The following is a general summary of certain federal tax considerations affecting the fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information regarding any federal, state, local or foreign taxes that may apply to them.

General


         To continue to qualify for treatment as a RIC under the Code, the fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income, the excess of net short-term capital gain over net long-term capital loss, and any net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies, or net income derived from an interest in a "qualified publicly traded partnership" ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of two or more issuers the fund controls that are determined to be engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.


         By qualifying for treatment as a RIC, the fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If the fund failed to qualify for that treatment for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (taxable as ordinary income, except that, for individual shareholders, the part of those dividends that is "qualified dividend income" (as described in the Prospectus) is taxable as net capital gain, at a maximum federal income tax rate of 15%) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

         The fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends and Other Distributions and Redemption of Shares

         Dividends and other distributions the fund declares in December of any year that are payable to its shareholders of record on a date in that month will be deemed to have been paid by the fund and received by the shareholders on December 31 if the fund pays the distributions during the following January.

Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

         A portion of the dividends from the fund's investment company taxable income (whether paid in cash or reinvested in fund shares) may be eligible for
(1) the 15% maximum rate of federal income tax applicable to "qualified dividend income" that individual shareholders receive in taxable years beginning before January 1, 2011 and (2) the dividends-received deduction allowed to corporations. The eligible portion for purposes of the 15% rate may not exceed the aggregate dividends the fund receives from most domestic corporations and certain foreign corporations, whereas only dividends the fund receives from domestic corporations are eligible for purposes of the dividends-received deduction. However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. The fund's distributions of net capital gain ("capital gain distributions") do not qualify for the dividends-received deduction.

         If fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or other distribution, the investor will pay full price for the shares and receive some portion of the price back as a taxable distribution.

         Capital gain distributions the fund makes that are attributable to any net capital gain it recognizes on sales or exchanges of capital assets through its last taxable year beginning before January 1, 2011, will be subject to federal income tax at a maximum rate of 15% for individual shareholders. In addition, any capital gain an individual shareholder realizes on a redemption before that date of his or her fund shares held for more than one year will qualify for that maximum rate.

Foreign Taxes

         Dividends and interest the fund receives, and gains it realizes, from foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Passive Foreign Investment Companies

         The fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the fund will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock of a PFIC or of any gain on disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the 15% maximum federal income tax rate applicable to individuals' "qualified dividend income."

         If the fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then, in lieu of the foregoing tax and interest obligation, the fund would be required to include in income each taxable year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which the fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the QEF did not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

         The fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the fund's adjusted basis therein as of the end of that year. Pursuant to the election, the fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the fund included in income for prior taxable years under the election. The fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.


Foreign Currencies


         Gain from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations) will be treated as qualifying income under the Income Requirement.


         Some foreign currency contracts in which the fund may invest will be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts the fund holds at the end of its taxable year, other than contracts with respect to which it has made a "mixed straddle" election, must be "marked-to-market" (that is, treated as having been sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on those deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount the fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain the fund recognizes, without in either case increasing the cash available to it. The fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

         Under section 988 of the Code, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss.

Other


         If the fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the position, the fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract the fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property).


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         If your check to purchase shares is not honored by the institution on which it is drawn, you may be subject to extra charges in order to cover collection costs. These charges may be deducted from your shareholder account.

Future First(R) Systematic Investment Plan

         The Future First(R) Systematic Investment Plan ("Future First") is available to those Primary Class shareholders who own shares directly with the fund. You should contact your financial adviser to determine if it offers similar services.

         If you invest in Primary Class shares, the Prospectus explains that you may buy additional shares through Future First. Under this plan you may arrange for automatic monthly investments in Primary Class shares of $50 or more by authorizing Boston Financial Data Services ("BFDS"), the fund's transfer agent, to transfer funds each month from your checking/savings account, or another Legg Mason fund to be used to buy additional shares. The fund will send you an account statement monthly. The transfer will also be reflected on your regular checking account statement. You may terminate Future First at any time without charge or penalty.


Systematic Withdrawal Plan

         The Systematic Withdrawal Plan is available to those shareholders who own shares directly with the fund, excluding those shares held in individual retirement accounts ("IRAs") or Coverdell Education Savings Accounts ("Coverdell ESAs"). You should contact your financial adviser to determine if it offers a similar service.

Primary Class Shareholders

         Primary Class shareholders having an account with a net asset value of $5,000 or more may elect to make withdrawals of a minimum of $50 on a monthly basis. There are two ways to receive payment of proceeds of redemptions made through the Systematic Withdrawal Plan: (1) Check mailed by the fund's transfer agent - fund shares will be redeemed on the 25th of each month or the next business day and a check for the proceeds will be mailed within three business days; or (2) ACH to checking or savings account - redemptions of fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. You may change the monthly amount to be paid to you without charge by notifying the fund. You may terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by contacting the fund. The fund, its transfer agent, and LMIS also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

Institutional and Financial Intermediary Class Shareholders

         Shareholders of the fund's Institutional Class or Financial Intermediary Class shares with an initial net asset value of $1,000,000 or more are eligible to participate in the Legg Mason Institutional Funds Systematic Withdrawal Plan. Receipt of payment of proceeds of redemptions made through the Systematic Withdrawal Plan will be wired through ACH to your checking or savings account - redemptions of fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. Requests must be made in writing to Legg Mason Institutional Funds to participate in, change or discontinue the Systematic Withdrawal Plan. You may change the monthly amount to be paid to you or terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by notifying Legg Mason Investor Services - Institutional. The fund, its transfer agent, and Legg Mason Investor Services - Institutional also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

In General

         The amounts paid to you each month are obtained by redeeming sufficient shares from your account to provide the withdrawal amount that you have specified.

         Redemptions will be made at the net asset value per share determined as of the close of regular trading on the New York Stock Exchange ("Exchange") (normally 4:00 p.m., Eastern time) on the day corresponding to the redemption option designated by the investor. If the Exchange is not open for business on that day, the shares will be redeemed at the per share net asset value determined as of the close of regular trading on the Exchange on the next day the Exchange is open. If the redemption option designated is the last day of the month and the Exchange is not open for business on that day, the shares will be redeemed at the per share net asset value determined as of the previous day the Exchange was open.

         Withdrawal payments are treated as a sale of shares rather than as a dividend or other distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of your original investment may be correspondingly reduced.

         Ordinarily, you should not purchase additional shares of the fund in which you have an account if you maintain a Systematic Withdrawal Plan, because there are tax disadvantages associated with such purchases and withdrawals. The fund will not knowingly accept purchase orders from you for additional shares if you maintain a Systematic Withdrawal Plan unless your purchase is equal to at least one year's scheduled withdrawals. In addition, Primary Class shareholders who maintain a Systematic Withdrawal Plan may not make periodic investments under Future First.


Class R Shares

         As stated in the Prospectus, Class R shares are generally available only to Retirement Plans with accounts held on the books of the fund through omnibus account arrangements (either at the plan level or at the level of the financial intermediary). Notwithstanding this provision, the fund's adviser or an affiliate may also purchase Class R shares.


Other Information Regarding Redemptions


         The fund reserves the right to modify or terminate the telephone, electronic or other redemption services described in the Prospectus and this SAI at any time.


         The date of a payment for redemption may not be postponed for more than seven days, and the right of redemption may not be suspended by the fund or its distributor, except (i) for any periods during which the Exchange is closed (other than for customary weekend and holiday closings), (ii) when trading in markets the fund normally utilizes is restricted, or an emergency, as defined by rules and regulations of the SEC, exists, making disposal of the fund's investments or determination of its net asset value not reasonably practicable, or (iii) for such other periods as the SEC by regulation or order may permit for protection of the fund's shareholders. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.

         Clients of certain financial intermediaries that maintain omnibus accounts with the fund's transfer agent may obtain shares through those financial intermediaries. Such financial intermediaries may receive payments from the fund's distributor for account servicing, and may receive payments from their clients for other services performed. Investors may be able to purchase shares from LMIS without receiving or paying for such other services.

Redemption In-Kind

         The fund reserves the right, under certain conditions, to honor any request for a redemption, or combination of requests from the same shareholder in any 90-day period, totaling at least $250,000 or 1% of the net assets of the fund, whichever is less, by making payment in whole or in part by securities valued in the same way as they would be valued for purposes of computing the fund's net asset value per share. Because redemption in-kind may be used at times of unusual illiquidity in the markets, these valuation methods may include fair value estimations. If payment is made in securities, a shareholder should expect to incur brokerage expenses in converting those securities into cash and the market price of those securities will be subject to fluctuation until they are sold. The fund does not redeem "in-kind" under normal circumstances, but would do so where the adviser determines that it would be in the best interests of the fund's shareholders as a whole. A redemption in-kind may be considered the sale of securities by the fund to the party receiving the securities (except for tax purposes). Redemptions in-kind will not be done with LMIS or other affiliated persons of the fund except as permitted by SEC rules or orders, or other interpretive guidance from regulators.


Shares Purchased and Redeemed Through Another Securities Dealer or Other Financial Intermediary

         The fund has authorized one or more financial service institutions to receive on its behalf purchase and redemption orders. Such financial service institutions are authorized to designate plan administrator intermediaries to receive purchase and redemptions orders on the fund's behalf. The fund will be deemed to have received a purchase or redemption order when an authorized financial services institution or, if applicable, a financial services institution's authorized designee, receives the order. Orders will be priced at the fund's net asset value next computed after they are received by an authorized trust company or the financial services institution's authorized designee and accepted by the fund.

Transferring Legg Mason Fund Shares to Another Securities Dealer or Other Financial Intermediary

         You may transfer fund shares only to an account with another securities dealer or other financial intermediary that has entered into an agreement with the distributor or one of its affiliates with respect to the particular fund. Some dealers and intermediaries may have agreements with LMIS or one of its affiliates with respect to some funds and not others. Depending on the dealer or intermediary to which you transfer the shares, certain shareholder services may not be available for the transferred shares. After the transfer, you may purchase additional fund shares. All future trading of particular fund shares, including exchanges, is subject to the rules of the dealer or intermediary and its continued agreement with the distributor that permits such trading.


         You should contact your securities dealer, financial intermediary or the fund for further information on transferring fund shares.

                            VALUATION OF FUND SHARES


         Pricing of fund shares will not be done on days when the Exchange is closed. The Exchange currently observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The methods used by the pricing service and the quality of the valuations so established are reviewed by the adviser under the general supervision of the Board of Directors.

         Equity securities traded on national securities exchanges are normally valued at the last quoted sales price, except securities traded on The Nasdaq Stock Market, Inc. ("Nasdaq") which are normally valued in accordance with the Nasdaq Official Closing Price. Over the counter securities are normally valued at the mean between the latest bid and asked prices. Fixed income securities are normally valued at the bid price. Premiums received on the sale of put and call options are included in the net asset value of each class, and the current market value of options sold by the fund will be subtracted from the net assets of each class.

         Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of the business day in New York. Foreign currency exchange rates are generally determined prior to the close of trading on the Exchange. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the Exchange. Such significant events can include changes in the price levels of securities markets, including the United States securities markets, occurring after the close of the foreign securities markets on which the securities trade. The use of fair value pricing by the fund is intended to eliminate pricing inaccuracies which can occur based on significant events occurring between the time of the closing of a foreign market on which securities trade and the time when the net asset value of the fund is calculated.

        In cases where securities are traded on more than one market, the securities are generally valued on the market considered by the fund's adviser as the primary market.


Disclosure of Portfolio Holdings

         The Board of Directors has adopted the following policy with respect to the disclosure of the fund's portfolio holdings. The Board of Directors believes the policy is in the best interests of the fund and its shareholders and that it strikes an appropriate balance between the desire of investors for information about the fund's portfolio holdings and the need to protect the fund from potentially harmful disclosures. The extent of these disclosures and when they will be made was reviewed and approved by the Board of Directors upon the recommendations of the adviser. The Board of Directors will be provided with reports regarding any determinations made by the Chief Legal Officer pursuant to the policy and any other material issues arising under the policy and can exercise oversight over the operation of the policy.

         Policy. Except as described below, no portfolio holdings information of the fund shall be provided to any individual, investor, or other person or entity unless specifically authorized by the Chief Legal Officer or a person authorized by the Chief Legal Officer.


         Public Disclosure of Portfolio Holdings. The fund distributes complete portfolio holdings information to its shareholders through semi-annual and annual reports first mailed to shareholders within sixty days after period end. Such semi-annual and annual reports are also made available to the public through postings at the same time on the Legg Mason Funds' website at www.leggmasonfunds.com. Additionally, complete portfolio holdings information is filed with the SEC on Form N-Q for the first and third quarters of the fund's fiscal year. The fund's reports and its Form N-Q filings are available at the website of the SEC at http://www.sec.gov.

         Complete portfolio holdings information as of quarter-end may be disclosed no sooner than the last business day of the month following such quarter-end, provided that such information has been made available to the public through postings on the Legg Mason Funds' website at least one day previously.

         Partial information concerning the fund's portfolio holdings (such as top ten holdings) may be provided to shareholders and other persons in fact sheets and other formats on a quarterly basis no sooner than 11 business days after quarter-end, provided that such information has been made available to the public through postings on the Legg Mason Funds' website at least one day previously.


         Complete or partial portfolio holdings information may be included in responses to Requests for Proposal, Pitch Books or similar marketing materials, provided that such information is based only on the latest portfolio holdings information publicly available in accordance with the fund's policy.


         Non-Public Dissemination of Portfolio Holdings Information. From time to time it may be necessary to disclose portfolio holdings that are not publicly available, to certain third parties. Such entities may be provided with information more current than the latest publicly-available portfolio holdings only if the Chief Legal Officer determines that 1) more current information is necessary in order for the third party to complete its task, 2) the fund has a legitimate need for disclosing the information, and 3) the third party has agreed in writing (or is otherwise required by virtue of a written code of ethics, professional responsibility, governmental or SRO rules or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s), and not to trade securities on the basis of the information. No consideration may be received by any party for providing non-public portfolio holdings information to any third party, except consideration received by the fund in connection with the services being provided to it by the third party which receives the non-public information. The adviser and its affiliates shall not be deemed to have received consideration solely by the fact that services provided to the fund may result in sales of fund shares.

         At the present time the fund has ongoing arrangements with the following parties to provide them with non-public portfolio holdings information:

     Service Providers:

     State Street Bank and Trust Company - Information is provided daily with no time lag.

     PricewaterhouseCoopers LLP - Information is provided as needed with no time lag.

     Kirkpatrick & Lockhart Preston Gates Ellis LLP - Information is provided with Board of Directors materials approximately four to six weeks after quarter-end and may be provided at other times as needed with no time lag.

     Institutional Shareholder Services - Information is provided daily with no time lag.

     Other Third Parties:

     Lipper Analytical Services Corporation - Information is provided quarterly with a time lag of five business days.

     FactSet Research Systems, Inc. - Information is provided daily with no time lag.

     Mellon Analytical Solutions - Information is provided monthly with a time lag of 3 business days.


         In all cases, the party receiving the information has agreed in writing (or is otherwise required by virtue of a written code of ethics, professional responsibility, governmental or SRO rules or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.

         Additionally, the fund may occasionally reveal certain of its current portfolio holdings information to broker-dealers in connection with that broker-dealer executing securities transactions on behalf of the fund. In such a case, the fund does not enter into a formal confidentiality agreement with the broker-dealer but relies on the broker-dealer's obligations based on statutes, rules, and fiduciary obligations, not to trade based on the information or otherwise use it improperly. The fund would not continue to conduct business with a broker-dealer whom the adviser believed was misusing the disclosed information.

         The Board of Directors, officers, and certain LMIS employees, including funds accounting, legal, compliance, marketing, administrative personnel and members of certain LMIS committees or groups, have access to the fund's portfolio holdings information prior to the time it is made public. All such persons are subject to a Code of Ethics that requires that portfolio holdings information be kept confidential and that they not trade securities on the basis of such information.


         The fund may also provide certain information (other than complete portfolio holdings) as set forth in paragraphs 1 and 2 below that is related to the fund's portfolio holdings or derived from the fund's portfolio holdings to individual and institutional shareholders, prospective shareholders, intermediaries working on behalf of these persons (including consultants and fiduciaries of 401(k) plans), and the media even if the information has not been made publicly available on the Legg Mason Funds' website or in other published form, so long as the Chief Legal Officer determines that the fund has a legitimate business purpose for disclosing the information and the dissemination cannot reasonably be seen to give the recipient an advantage in trading fund shares or in any other way harm the fund or its shareholders.


1- A small number of portfolio holdings (including information that the fund no longer holds a particular security). However, information about a security may not be released if it could reasonably be seen to interfere with the current or future purchase or sale activities of the fund or is contrary to applicable law. In this respect, information about intended or ongoing transactions may not be released. However, such disclosure may not be made pursuant to ongoing arrangements with third parties to make such information available.

2- General information about the portfolio holdings that cannot be used to determine the fund's portfolio holdings or any portion thereof. This would include such characteristics of the fund as portfolio volatility, median capitalization, percentages of international and domestic securities, sector allocations, yields, performance attribution, types of bonds, term structure exposure, bond maturities, and duration.

     The Chief Legal Officer may authorize another person to make the determinations required under this policy. If consistent with the best interests of the fund and its shareholders, such determinations (whether made by the Chief Legal Officer or his/her designee) do not necessarily need to be made each time the information is disclosed. For example, such determinations may be made with respect to general categories or information or a particular type of information disclosed to a particular third party or category of third party.


               TAX-DEFERRED QUALIFIED PLANS - PRIMARY CLASS SHARES

         Investors may invest in Primary Class shares of the fund through IRAs, simplified employee pension plans ("SEPs"), savings incentive match plans for employees ("SIMPLES"), other qualified retirement plans and Coverdell ESAs (collectively, "qualified plans"). In general, income earned through the investment of assets of qualified plans is not taxed to their beneficiaries until the income is distributed to those beneficiaries (or, in the case of Roth IRAs and Coverdell ESAs, not at all if certain conditions are satisfied). Investors who are considering establishing a qualified plan should consult their attorneys or other tax advisers with respect to individual tax questions. Please consult your financial adviser for further information with respect to these plans.

Individual Retirement Account - IRA

         TRADITIONAL IRA. Certain Primary Class shareholders who receive compensation, including earnings from self-employment, may establish and make contributions to an IRA. Your IRA contributions can be tax-deductible if neither you nor your spouse is an active participant in a qualified employer or government retirement plan. If you or your spouse is an active participant in such a plan, your IRA contribution may be deductible, in whole or in part, depending on the amount of your and your spouse's combined adjusted gross income. In addition, all earnings grow tax-deferred until withdrawn, at which point distributions are taxed as ordinary income to you, usually after age 59 1/2, when you may be in a lower tax bracket. Withdrawals made before age 59 1/2 are generally subject to a 10% penalty.

         ROTH IRA. Unlike a traditional IRA, a Roth IRA is only available to individuals who meet certain "modified adjusted gross income" (MAGI) limitations. Under certain circumstances, a traditional IRA may be converted to a Roth IRA; these conversions are, however, subject to federal income tax.

         Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in a Roth IRA, and withdrawals of earnings are not subject to federal income tax if the account has been held for at least five years (or, in the case of earnings attributable to a conversion of a traditional IRA, the conversion occurred more than five years before the withdrawal) and the account holder has reached age 59 1/2 (or certain other conditions apply).

Simplified Employee Pension Plan - SEP

         LMIS makes available to corporate and other employers a SEP for investment in Primary Class shares of the fund.

Savings Incentive Match Plan for Employees - SIMPLE

         An employer with no more than 100 employees that does not maintain another qualified retirement plan may establish a SIMPLE, either as a plan using separate IRAs or as part of a Code section 401(k) plan. A SIMPLE, which is not subject to the complicated nondiscrimination rules that generally apply to other qualified retirement plans, allows certain employees to make elective contributions of up to certain amounts each year and requires the employer to make matching contributions of up to 3% of each such employee's salary or a 2% non-elective contribution.

Coverdell Education Savings Account - Coverdell ESA

         A Coverdell ESA provides a vehicle for saving for a child's education. A Coverdell ESA may be established for the benefit of any minor, and any person whose MAGI does not exceed certain levels may contribute to a Coverdell ESA, subject to certain annual limits on contributions. Contributions are not deductible and may not be made after the beneficiary reaches age 18; however, earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified education expenses of the beneficiary (or a qualified family member).

         For further information regarding any of the above qualified plans, including MAGI limitations, contact your financial adviser or Legg Mason Funds Investor Services at 1-800-822-5544.

Withholding

         Withholding at the rate of 20% is required for federal income tax purposes on certain distributions (excluding, for example, certain periodic payments) from qualified retirement plans (except IRAs and SEPs), unless the recipient transfers the distribution directly to an "eligible retirement plan" (including an IRA or other qualified retirement plan) that accepts those distributions. Other distributions generally are subject to regular wage withholding or to withholding at the rate of 10% (depending on the type and amount of the distribution), unless the recipient elects not to have any withholding apply. Investors should consult their plan administrator or tax adviser for further information.

                             MANAGEMENT OF THE FUND


         Under applicable law, the Board of Directors is responsible for management of the Corporation and provides broad oversight supervision over its affairs. The Corporation's officers manage the day-to-day operations of the Corporation under the general direction of the Board of Directors.


         The standing committees of the Board of Directors include an Audit Committee, a Nominating Committee and an Independent Directors Committee. All directors who are not "interested persons" of the Corporation, as defined in the 1940 Act, are members of all three committees.

         The Audit Committee meets at least twice a year with the Corporation's independent registered public accounting firm and officers to consider issues relating to the accounting principles used by the Corporation, the auditor's assessment of the adequacy of internal controls, the qualifications and fees of the independent registered public accounting firm, the scope of the audit services and any permissible non-audit services for which they are retained, the results of the audit and other matters. The Nominating Committee meets as necessary to review and nominate candidates for positions as directors, to fill vacancies on the Board of Directors, and to evaluate the performance of directors. The selection and nomination of candidates to serve as independent directors to the Corporation is committed to the discretion of the Corporation's current directors who are not interested persons of the Corporation ("Independent Directors"). The Independent Directors Committee considers matters related to fund operations and oversees issues related to the independent directors. During the last fiscal year, the Audit Committee met five times, the Nominating Committee did not meet and the Independent Directors Committee met six times.

         The tables below provide information about the Corporation's directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, 32nd Floor, Baltimore, Maryland 21202, Attn: Fund Secretary. The Nominating Committee will accept recommendations for nominations from any source it deems appropriate. Shareholders may forward recommendations to the Fund Secretary at the above address.


INDEPENDENT DIRECTORS:


                                Term of
           Name,               Office and    Number of Funds
   (Year of Birth) and       Length of Time  in Fund Complex                                          Principal Occupation(s)
 Position with Corporation     Served (1)        Overseen       Other Directorships Held            During the Past Five Years
---------------------------- --------------- ----------------- ---------------------------- ----------------------------------------
---------------------------- --------------- ----------------- ---------------------------- ----------------------------------------

Hearn, Ruby P.                 Since 2004           16                    None              Senior Vice President Emerita of The
(1940)                                                                                      Robert Wood Johnson Foundation
Director                                                                                    (non-profit) since 2001. Formerly:
                                                                                            Senior Vice President of The Robert Wood
                                                                                            Johnson Foundation (1996-2001).

Lehman, Arnold L.              Since 1998           16                    None              Director of the Brooklyn Museum since
(1944)                                                                                      1997; Trustee of American Federation of
Lead Independent Director                                                                   Arts since 1998.  Formerly: Director of
                                                                                            The Baltimore Museum of Art (1979-1997).


Masters, Robin J.W.            Since 2002           16         Director of Cheyne Capital   Retired.  Formerly:  Chief Investment
(1955)                                                            International Limited     Officer of ACE Limited (insurance)
Director                                                       (investment advisory firm).  (1986-2000).


McGovern, Jill E.              Since 1998           16                    None              Senior Consultant, American Institute
(1944)                                                                                      for Contemporary German Studies (AICGS)
Director                                                                                    since 2007.  Formerly: Chief Executive
                                                                                            Officer of The Marrow Foundation
                                                                                            (non-profit) (1993-2007); Executive
                                                                                            Director of the Baltimore International
                                                                                            Festival (1991-1993); Senior Assistant
                                                                                            to the President of The Johns Hopkins
                                                                                            University (1986-1990).

Mehlman, Arthur S.             Since 2002    Director/Trustee     Director of Municipal     Retired.  Formerly:  Partner, KPMG LLP
(1942)                                         of all Legg       Mortgage & Equity, LLC.    (international accounting firm)
Director                                       Mason funds                                  (1972-2002).
                                              consisting of
                                              16 portfolios;
                                             Director/Trustee
                                               of the Royce
                                             Family of Funds
                                              consisting of
                                              25 portfolios.


                                                19


O'Brien, G. Peter              Since 1999    Director/Trustee    Director of Technology     Retired. Trustee Emeritus of Colgate
(1945)                                         of all Legg      Investment Capital Corp.    University; Board Member, Hill House,
Director                                       Mason funds                                  Inc. (residential home care); Board
                                              consisting of                                 Member, Bridges School (pre-school).
                                              16 portfolios;                                Formerly: Managing Director, Equity
                                             Director/Trustee                               Capital Markets Group of Merrill Lynch &
                                               of the Royce                                 Co. (1971-1999).
                                             Family of Funds
                                             consisting of 25
                                              portfolios.

Rowan, S. Ford                 Since 2002           16                    None              Consultant, Rowan & Blewitt Inc.
(1943)                                                                                      (management consulting); Chairman,
Director                                                                                    National Center for Critical Incident
                                                                                            Analysis, National Defense University,
                                                                                            since 2004; Director of Santa Fe
                                                                                            Institute (scientific research
                                                                                            institute) since 1999.

Tarola, Robert M.              Since 2004           16                    None              Senior Vice President and Chief
(1950)                                                                                      Financial Officer of W. R. Grace & Co.
Director                                                                                    (specialty chemicals) since 1999.
                                                                                            Formerly: Chief Financial Officer of
                                                                                            MedStar Health, Inc. (healthcare)
                                                                                            (1996-1999); Partner, Price Waterhouse,
                                                                                            LLP (accounting and auditing) (1984-
                                                                                            1996).


INTERESTED DIRECTORS:

                                Term of
           Name,               Office and    Number of Funds
   (Year of Birth) and       Length of Time  in Fund Complex                                          Principal Occupation(s)
 Position with Corporation     Served (1)        Overseen       Other Directorships Held            During the Past Five Years
---------------------------- -------------- ------------------ --------------------------- -----------------------------------------
---------------------------- -------------- ------------------ --------------------------- -----------------------------------------

Curley Jr., John F.           Since 1998           16                     None             Chairman of the Board of all Legg Mason
(1939)                                                                                     Funds.  Formerly:  Vice Chairman and
Chairman and Director                                                                      Director of Legg Mason, Inc. and Legg
                                                                                           Mason Wood Walker, Incorporated
                                                                                           (1982-1998); Director of Legg Mason Fund
                                                                                           Adviser, Inc. (1982-1998) and Western
                                                                                           Asset Management Company (1986-1998)
                                                                                           (each a registered investment adviser).

Fetting, Mark R.               President      President and               None             Senior Executive Vice President of Legg
(1954)                        since 2001    Director/Trustee                               Mason, Inc., Director and/or officer of
President and Director       and Director      of all Legg                                 various Legg Mason, Inc. affiliates since
                              since 2002       Mason funds                                 2000.  Formerly: Division President and


                                                20



                                            consisting of 16                               Senior Officer of Prudential Financial
                                               portfolios;                                 Group, Inc. and related companies,
                                            Director/Trustee                               including fund boards and consulting
                                              of the Royce                                 services to subsidiary companies (1991-
                                             Family of Funds                               2000); Partner, Greenwich Associates
                                            consisting of 25                               (financial consulting); Vice President,
                                               portfolios.                                 T. Rowe Price Group, Inc.



EXECUTIVE OFFICERS:

                                Term of
           Name,               Office and    Number of Funds
   (Year of Birth) and       Length of Time  in Fund Complex                                          Principal Occupation(s)
 Position with Corporation     Served (1)        Overseen       Other Directorships Held            During the Past Five Years
----------------------------- -------------- ------------------ --------------------------- ----------------------------------------
----------------------------- -------------- ------------------ --------------------------- ----------------------------------------

Karpinski, Marie K.            Since 1998           16                     None             Vice President and Chief Financial
(1949)                                                                                      Officer of all Legg Mason Funds.  Vice
Vice President and Chief                                                                    President and Treasurer of Legg Mason
Financial Officer                                                                           Fund Adviser, Inc. Vice President and
                                                                                            Principal Financial and Accounting
                                                                                            Officer of Western Asset Funds, Inc.,
                                                                                            Western Asset Income Fund and Western
                                                                                            Asset Premier Bond Fund; Treasurer and
                                                                                            Principal Financial and Accounting
                                                                                            Officer of Western Asset/Claymore U.S.
                                                                                            Treasury Inflation Protected Securities
                                                                                            Fund (2003-present), and Western
                                                                                            Asset/Claymore U.S. Treasury Inflation
                                                                                            Protected Securities Fund 2
                                                                                            (2004-present).

Merz, Gregory T.               Since 2003           16                     None             Vice President and Deputy General
(1958)                                                                                      Counsel of Legg Mason, Inc. since 2003.
Vice President and Chief                                                                    Formerly:  Associate General Counsel,
Legal Officer                                                                               Fidelity Investments (1993-2002).

Becker, Ted P.                 Since 2007           16                     None             Director of Global Compliance at Legg
(1951)                                                                                      Mason (2006 to present); Managing
Vice President and Chief                                                                    Director of Compliance at Legg Mason &
Compliance Officer                                                                          Co. (2005 to present); Chief Compliance
                                                                                            Officer with certain mutual funds
                                                                                            associated with Legg Mason & Co. (since
                                                                                            2006); Chief Compliance Officer of
                                                                                            LMPFA and certain affiliates; Managing
                                                                                            Director of Compliance at CAM (2002 to
                                                                                            2005). Prior to 2002, Managing
                                                                                            Director-Internal Audit & Risk
                                                                                            Review at Citigroup Inc.

Wachterman, Richard M.         Since 2004           16                     None             Associate General Counsel of Legg Mason,
(1947)                                                                                      Inc. since 2004. Formerly: Managing
Secretary                                                                                   Director, Victory Capital Management,
                                                                                            Inc. (investment management)
                                                                                            (1993-2003).


                                                21



Hughes, Wm. Shane              Since 2006           12                     None             Assistant Vice President of Legg Mason &
(1968)                                                                                      Co., LLC and Manager, Funds Accounting
Treasurer                                                                                   since 2005. Formerly: Assistant Vice
                                                                                            President of Legg Mason Wood Walker,
                                                                                            Incorporated (2002-2005) and Manager,
                                                                                            Funds Accounting, Legg Mason Wood
                                                                                            Walker, Incorporated (1997-2005).

(1) Officers of the Corporation are elected to serve until their successors are elected and qualified. Directors of the Corporation serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act.



         Mr. Curley and Mr. Fetting are considered to be interested persons, as defined in the 1940 Act, of the Corporation on the basis of their employment with the fund's adviser or its affiliated entities (including the fund's principal underwriter) and Legg Mason, Inc., the parent holding company of those entities, as well as their ownership of Legg Mason, Inc. stock.

         The following table shows each director's ownership of shares of the fund and of all the Legg Mason Funds served by the director as of December 31, 2006:


                                                                                       Aggregate Dollar Range
                                         Dollar Range of Equity Securities in             of Shares in the
                                                Legg Mason Growth Trust                   Legg Mason Funds
           Name of Director                                                               Owned by Director
           ----------------              -----------------------------------              -----------------
INDEPENDENT DIRECTORS:
Hearn, Ruby P.                                      None                                   Over $100,000
Lehman, Arnold L.                                   None                                   Over $100,000
Masters, Robin J.W.                          $10,001 - $50,000                             Over $100,000
McGovern, Jill E.                                   None                                   Over $100,000
Mehlman, Arthur S.                           $10,001 - $50,000                             Over $100,000
O'Brien, G. Peter                              Over $100,000                               Over $100,000
Rowan, S. Ford                               $50,001 - $100,000                            Over $100,000
Tarola, Robert M.                                   None                                   Over $100,000

INTERESTED DIRECTORS:
Curley, John F., Jr.                                None                                   Over $100,000
Fetting, Mark R.                                    None                                   Over $100,000




         The following table provides certain information relating to the compensation of the Corporation's directors. None of the Legg Mason Funds has any retirement plan for its directors. However, each director may participate in a deferred compensation plan as discussed below.


                                         Aggregate             Total Compensation from
 Name of Person and Position         Compensation from               Legg Mason             Total Compensation from
                                       Corporation*                    Funds**                  Fund Complex***
INDEPENDENT DIRECTORS:

Hearn, Ruby P. -                        $6,447****                    $120,000                     $120,000
Director
Lehman, Arnold L. -                     $7,504****                    $139,250                     $139,250
Director
Masters, Robin J.W. -                     $6,447                      $121,250                     $121,250
Director
McGovern, Jill E. -                     $6,443****                    $121,250                     $121,250
Director
Mehlman, Arthur S. -                      $7,035                      $131,250                     $223,500
Director
O'Brien, G. Peter -                     $6,443****                    $120,000                     $212,250
Director
Rowan, S. Ford -                          $6,447                      $121,250                     $121,250
Director
Tarola, Robert M. -                       $6,447                      $121,250                     $121,250
Director

INTERESTED DIRECTORS:

Curley, John F., Jr. -                     None                         None                         None
Chairman   of  the  Board  and
Director
Fetting, Mark R. -                         None                         None                         None
Director

*        Represents compensation paid to the directors by Legg Mason Growth Trust for the fiscal year ended December 31, 2006.

** Represents aggregate compensation paid to each director during the calendar year ended December 31, 2006 from the Legg Mason Funds. During that period there were 10 open-end investment companies in the Legg Mason Funds, consisting of 21 portfolios.

*** Represents aggregate compensation paid to each director during the calendar year ended December 31, 2006 from the Fund Complex. The Fund Complex includes the Legg Mason Funds and the 25 portfolios of The Royce Funds.

**** The total amount of deferred compensation accrued by the Corporation (including earnings or depreciation in value of amounts deferred) through 2006 for participating Directors is as follows: Ruby P. Hearn, $5,633; Arnold L. Lehman, $3,204; Jill E. McGovern, $17,052; and G. Peter O'Brien, $15,991.


         Officers and directors who are interested persons of the Corporation, as defined in the 1940 Act, receive no salary or fees from the Corporation. For serving as a director/trustee of all of the Legg Mason mutual funds, each Independent Director receives an annual retainer of $75,000 and a fee of $7,500 for each regularly scheduled meeting he or she attends. Individual Directors may elect to defer all or a portion of their fees through deferred compensation plans. The Lead Independent Director receives additional compensation of $18,000 annually. The Chair of the Audit Committee receives additional compensation of $10,000 annually. The Co-Chairs of the Nominating Committee receive additional compensation of $5,000 in any year where the Committee is active. The

Independent Directors review the level of director compensation periodically in order to determine if adjustments are appropriate. This review is conducted in consultation with the fund's counsel and independent consultants, as appropriate. Changes in compensation will depend on, among other things, the number, type and size of funds in the complex, market changes in mutual fund director compensation, changes in the operational and regulatory environment, and changes in the oversight role played by the Independent Directors.

         On March 31, 2007, the directors and officers of the Corporation beneficially owned in the aggregate less than 1% of any class of the fund's outstanding shares.

         On March 31, 2007, the following shareholders owned of record or beneficially 5% or more of a class of the outstanding shares of the fund. Unless otherwise indicated, each of the shareholders listed below may be contacted c/o Legg Mason Funds at 100 Light Street, 32nd Floor, Baltimore, Maryland 21202,
Attn: Fund Secretary.

-------------------------------------------- --------------------------- --------------------------
             NAME AND ADDRESS                        FUND/CLASS               % OF CLASS HELD
-------------------------------------------- --------------------------- --------------------------
-------------------------------------------- --------------------------- --------------------------
Legg Mason Inc.                              Growth Trust
C/o Cheryl Ruth                              -Class R                            100.00%
100 Light Street
Baltimore, MD 21202-1036
-------------------------------------------- --------------------------- --------------------------
-------------------------------------------- --------------------------- --------------------------
John Hancock Life Insurance (USA)            Growth Trust
601 Congress Street                          -Financial Intermediary              48.11%
Boston, MA 02210-2805                        Class
-------------------------------------------- --------------------------- --------------------------
-------------------------------------------- --------------------------- --------------------------
Massachusetts Mutual Insurance Company       Growth Trust
1295 State Street                            -Financial Intermediary              18.16%
Springfield, MA 01111-0001                   Class
-------------------------------------------- --------------------------- --------------------------
-------------------------------------------- --------------------------- --------------------------
Citigroup Global Markets Inc.                Growth Trust
333 West 34th Street - 3rd Floor             -Financial Intermediary              14.50%
New York, NY 10001-2402                      Class
-------------------------------------------- --------------------------- --------------------------
-------------------------------------------- --------------------------- --------------------------
National Financial Services Corp.            Growth Trust
200 Liberty St. 5th Fl                       -Financial Intermediary               6.01%
1 World Financial Ctr.                       Class
New York, NY 10281-1003
-------------------------------------------- --------------------------- --------------------------
-------------------------------------------- --------------------------- --------------------------
PFPC Inc. as agent for PFPC Trust            Growth Trust
Fbo Morningstar Wrap Program Customers       -Institutional Class                 19.86%
760 Moore Rd.
King of Prussia, PA 19406-1212
-------------------------------------------- --------------------------- --------------------------
-------------------------------------------- --------------------------- --------------------------
Citigroup Global Markets Inc.                Growth Trust
333 West 34th Street - 3rd Floor             -Institutional Class                 15.45%
New York, NY 10001-2402
-------------------------------------------- --------------------------- --------------------------
-------------------------------------------- --------------------------- --------------------------
National Financial Services Corp.            Growth Trust
200 Liberty St. 5th Fl                       -Institutional Class                 11.13%
1 World Financial Ctr.
New York, NY 10281-1003
-------------------------------------------- --------------------------- --------------------------
-------------------------------------------- --------------------------- --------------------------
U.S. Bank fbo Growth Trust
Graco Employee Retirement Trust              -Institutional Class                 10.85%
P.O. Box 1787
Milwaukee, WI 53201-1787
-------------------------------------------- --------------------------- --------------------------
-------------------------------------------- --------------------------- --------------------------
State Street Bank Custodian fbo              Growth Trust
Southcoast Health System                     -Institutional Class                  9.35%
101 Page St.
New Bedford, MA 02740-3464
-------------------------------------------- --------------------------- --------------------------

                                       24


-------------------------------------------- --------------------------- --------------------------
Charles Schwab & Co. Inc.                    Growth Trust
Special Custody Account                      -Institutional Class                  5.98%
Benefit of Customers
101 Montgomery Street
San Francisco, CA 94104-4151
-------------------------------------------- --------------------------- --------------------------




            THE FUND'S INVESTMENT ADVISER, MANAGER AND ADMINISTRATOR

         Legg Mason Capital Management, Inc. ("LMCM" or "adviser"), a Maryland corporation, 100 Light Street, Baltimore, Maryland 21202, is the fund's investment adviser and manager pursuant to an Investment Advisory and Management Agreement with the fund ("Management Agreement"). LMCM is a wholly owned subsidiary of Legg Mason, Inc. ("Legg Mason"), a financial services holding company, which is also the parent of LMIS. LMCM delegates certain administrative responsibilities to Legg Mason Fund Adviser, Inc. ("LMFA"), 100 Light Street, Baltimore, Maryland 21202, pursuant to an Administration Agreement.

         The Management Agreement provides that, subject to overall direction by the Board of Directors, LMCM manages or oversees the investment and other affairs of the fund. LMCM is responsible for managing the fund consistent with the 1940 Act, the Code and the fund's investment objective and policies described in its Prospectus and this SAI. LMCM also is obligated to (a) furnish the fund with office space and executive and other personnel necessary for the operation of the fund; (b) supervise all aspects of the fund's operations; (c) bear the expense of certain informational and purchase and redemption services to the fund's shareholders; (d) arrange, but not pay for, the periodic updating of prospectuses and preparing proxy materials, tax returns and reports to shareholders and state and federal regulatory agencies; and (e) report regularly to the fund's officers and directors. LMCM and its affiliates pay all compensation of directors and officers of the fund who are officers, directors or employees of LMCM. The fund pays all of its expenses which are not expressly assumed by LMCM. These expenses include, among others, interest expense, taxes, brokerage fees and commissions, expenses of preparing and setting in type prospectuses, statements of additional information, proxy statements and reports to shareholders and of printing and distributing them to existing shareholders, custodian charges, transfer agency fees, distribution fees to LMIS, the fund's distributor, compensation of the Independent Directors, legal and audit expenses, insurance expense, shareholder meetings, proxy solicitations, expenses of registering and qualifying fund shares for sale under federal and state law, governmental fees and expenses incurred in connection with membership in investment company organizations. The fund also is liable for such nonrecurring expenses as may arise, including litigation to which the fund may be a party. The fund may also have an obligation to indemnify its directors and officers with respect to litigation.


         LMCM receives for its services to the fund a management fee, calculated daily and payable monthly, at an annual rate of 0.70% of the average daily net assets up to $2 billion and 0.65% of the fund's average daily net assets in excess of $2 billion. LMCM has voluntarily agreed to waive its fees to the extent necessary to limit expenses related to Primary Class shares, Institutional Class shares, Financial Intermediary Class shares, and Class R shares (exclusive of taxes, interest, brokerage and extraordinary expenses) to an annual rate of 1.90%, 0.90%, 1.15%, and 1.40%, respectively, of average net assets attributable to these classes of shares until April 30, 2008. These waivers are voluntary and may be terminated at any time, but they are expected to continue until April 30, 2008.

         For the fiscal years ended December 31, 2006, December 31, 2005, and December 31, 2004, the fund paid LMCM management fees of $6,134,259, $3,794,247, and $2,486,779, respectively. Management fees are allocated among each class based on their pro rata share of fund assets.

         For the fiscal years ended December 31, 2006, December 31, 2005 and December 31, 2004, LMCM waived no management fees.

         Under the Management Agreement, the fund has the non-exclusive right to use the name "Legg Mason" until that Agreement is terminated, or until the right is withdrawn in writing by LMCM.

         Pursuant to the Administration Agreement between LMCM and LMFA, LMFA agrees, among other things, to provide the fund with office facilities and personnel, maintain the fund's books and records and supply the directors and officers with statistical reports and information regarding the fund. For these services, LMCM pays LMFA an administration fee at an annual rate of 0.05% of the fund's average daily net assets.

         Under the Management Agreement and the Administration Agreement, LMCM and LMFA will not be liable for any error of judgment or mistake of law or for any loss by the fund in connection with the performance of the Agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties under the Agreements.

         The Management Agreement and the Administration Agreement each terminate automatically upon assignment and are terminable at any time without penalty by vote of the Board of Directors, by vote of a majority of the fund's outstanding voting securities, or by LMCM or LMFA, respectively, on not less than 60 days' notice to the other party to the Agreements, and may be terminated immediately upon the mutual written consent of all parties to the Agreements.


Portfolio Manager

         Robert G. Hagstrom, Jr., is portfolio manager of the fund and has been primarily responsible for its day-to-day management since its inception. The table below provides information regarding other accounts for which Mr. Hagstrom has day-to-day management responsibility.

As of December 31, 2006:


                                                                        Number of Accounts
                                  Number of                             Managed for which       Assets Managed for
                                   Accounts     Total Assets Managed     Advisory Fee is       which Advisory Fee is
       Type of Account             Managed                              Performance-Based        Performance-Based
------------------------------- --------------- --------------------- ----------------------- ------------------------
------------------------------- --------------- --------------------- ----------------------- ------------------------
Registered Investment                 4            $1,503,280,500              None                     $0
Companies
Other pooled investment               2             $248,000,000               None                     $0
vehicles
Other accounts                        22           $2,310,175,178               1                  $628,000,000


         The management of multiple accounts by the portfolio manager may create the potential for conflicts to arise. For example, the portfolio manager makes investment decisions for each account based on the investment guidelines, cash flows, and other factors that the manager believes are applicable to that account. Consequently, the portfolio manager may purchase (or sell) the same security for multiple accounts at different times. The portfolio manager may also manage accounts whose style, objectives, and policies differ from those of the fund. Trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, that sale could cause the market price of the security to decrease, while the fund maintained its position in the security. A potential conflict may also arise since the portfolio manager is responsible for accounts that have different advisory fees - the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities of limited availability.

This potential conflict may be heightened where an account is subject to a performance-based fee. The portfolio manager's personal investing may also give rise to potential conflicts of interest. LMCM has adopted brokerage, trade allocation, personal investing and other policies and procedures that it believes are reasonably designed to address the potential conflicts of interest described above.

         The portfolio manager is paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of factors, including the annual performance of the portfolio manager's accounts relative to the S&P 500 Composite Stock Index (with dividends reinvested), the portfolio manager's performance over various other time periods, the total value of the assets managed by the portfolio manager, the portfolio manager's contribution to the adviser's research process, the profitability of the investment manager and the portfolio manager's contribution to profitability, and trends in industry compensation levels and practices.

         The portfolio manager is eligible to receive stock options from Legg Mason based upon an assessment of the portfolio manager's contribution to the success of the company, as well as employee benefits, including, but not limited to, health care and other insurance benefits, participation in the Legg Mason 401(k) program, and participation in other Legg Mason deferred compensation plans.

         As of December 31, 2006, Mr. Hagstrom beneficially owned shares of Growth Trust with a dollar value between $500,000 - $1,000,000.


Code of Ethics

         The fund, LMCM, LMFA and LMIS each has adopted a code of ethics under Rule 17j-1 of the 1940 Act, which permits personnel covered by the code to invest in securities that may be purchased or held by the fund, but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing. With respect to transactions in Legg Mason funds, personnel covered by the code: must hold fund shares purchased for at least sixty days, unless a specific waiver is granted by the person's employer; and are prohibited from using their knowledge of the portfolio of a Legg Mason fund to engage in any trade or short-term trading strategy involving that fund.


Proxy Voting

         As the fund may hold various equity securities in its portfolio, it often has the right to vote by proxy on items of business with respect to the issuers whose securities it owns. The Legg Mason funds have developed proxy voting procedures whereby, subject to Board of Directors oversight, the advisers and/or sub-advisers that actually manage the assets of the fund are delegated the responsibility for assessing and voting the fund's proxies in accordance with their own proxy voting policies and procedures. These policies and procedures include specific provisions to determine when a conflict exists between the fund and its adviser and its affiliates. Copies of the proxy voting policies and procedures are attached to this SAI as Appendix B.

         Information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge through http://www.leggmason.com/funds/about/aboutlmf.asp#Results or the SEC's Internet site at http://www.sec.gov.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         The portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Short-term securities are excluded from the calculation.


         For the fiscal years ended December 31, the fund's portfolio turnover rates were as follows:

      ------------------------ -----------------------
               2006                     31%
      ------------------------ -----------------------
      ------------------------ -----------------------
               2005                     20%
      ------------------------ -----------------------

         Variations in the fund's portfolio turnover rate from year to year may be due to a fluctuating volume of shareholder purchase and redemption orders or market conditions.

         Under the Management Agreement with the fund, LMCM is responsible for the execution of the fund's portfolio transactions and must seek the most favorable price and execution for such transactions, subject to the possible payment as described below of higher brokerage commissions or spreads to broker-dealers who provide research and analysis. The fund may not always pay the lowest commission or spread available. Rather, in placing orders for the fund LMCM also takes into account other factors bearing on the overall quality of execution, such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below), any risk assumed by the executing broker and, if applicable, arrangements for payment of fund expenses.

         Consistent with the policy of most favorable price and execution, LMCM may give consideration to research, statistical and other services furnished by broker-dealers to it for its use, may place orders with broker-dealers who provide supplemental investment and market research and securities and economic analysis, and may pay to these broker-dealers a higher brokerage commission than may be charged by other broker-dealers, or a higher transaction fee on so-called "riskless principal" trades in certain Nasdaq securities. Such services include, without limitation, advice as to the value of securities; the advisability of investing in, purchasing, or selling securities; advice as to the availability of securities or of purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such research and analysis may be useful to LMCM in connection with services to clients other than the fund whose brokerage generated the service. On the other hand, research and analysis received by the adviser from brokers executing orders for clients other than the fund may be used for the fund's benefit. LMCM's fee is not reduced by reason of its receiving such brokerage and research services.

         As adviser, LMCM may allocate brokerage transactions to broker-dealers who allocate a portion of the commissions paid by the fund toward the reduction of the fund's expenses payable to third-party service providers other than LMCM or its affiliates. The transaction quality must, however, be comparable to that of other qualified broker-dealers. Neither LMCM nor its affiliates receive any direct or indirect benefit from these arrangements.

         The fund may use brokerage firms affiliated with the fund's investment adviser ("affiliated broker") as its broker for agency transactions in listed and OTC securities at commission rates and under circumstances consistent with the policy of best execution. Commissions paid to affiliated brokers will not exceed "usual and customary brokerage commissions." Rule 17e-1 under the 1940 Act defines "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In the OTC market, the fund generally deals with responsible primary market-makers unless a more favorable execution can otherwise be obtained.


         For the fiscal years ended December 31, the fund paid the following brokerage commissions:


    --------------------------- -----------------------------
            Brokerage
               Year                   Commissions Paid
    --------------------------- -----------------------------
    --------------------------- -----------------------------
               2006                    $868,692*
    --------------------------- -----------------------------
    --------------------------- -----------------------------
               2005                    $555,967**
    --------------------------- -----------------------------
    --------------------------- -----------------------------
               2004                    $553,935***
    --------------------------- -----------------------------

     * The increase in commissions paid by the fund during fiscal year 2006 relative to the prior year was due to an increase in the volume and frequency of trades in the past year and by the effect of slightly higher commission rates. The increase in the volume and frequency of trades can be attributed to an increase in the fund's portfolio turnover rate.

     ** Of these commissions, $12,000 was paid to Legg Mason Wood Walker, Incorporated ("LMWW"), the fund's previous distributor, representing 2.16% of the total commissions paid by the fund and 1.66% of the aggregate dollar amount of the fund's transactions involving commission payments.

     *** Of these commissions, $5,500 was paid to LMWW, representing 0.99% of the total commissions paid by the fund and 1.05% of the aggregate dollar amount of the fund's transactions involving commission payments.


         Except as permitted by SEC rules or orders, the fund may not buy securities from, or sell securities to, LMIS or its affiliated persons as principal, including so-called "riskless principal" trades. The Board of Directors has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in certain underwritings in which LMIS or any of its affiliated persons is a participant. These procedures, among other things, limit the fund's investment in the amount of securities of any class of securities offered in an underwriting in which LMIS or any of its affiliated persons is a participant so that the fund, together with all other registered investment companies having the same adviser and all private accounts controlled by the same adviser, may not purchase more than 25% of the principal amount of the offering of such class. In addition, the fund may not purchase securities during the existence of an underwriting if LMIS is the sole underwriter of those securities. In no case in which the fund purchases securities in an underwriting in which LMIS or any affiliated person is a participant can the fund purchase the securities from LMIS or the affiliated person.


         Section 11(a) of the Securities Exchange Act of 1934, as amended, prohibits LMIS from receiving compensation for executing transactions on an exchange for its affiliates, such as the fund, unless the affiliate expressly consents by written contract. The fund's Investment Advisory and Management Agreement expressly provides such consent.

         As of the close of the fiscal year ended December 31, 2006, the fund held securities of its regular broker-dealers as listed below:


-------------------------------------- -----------------------------------------
                      Name                   Market Value of Shares Held
-------------------------------------- -----------------------------------------
-------------------------------------- -----------------------------------------
Citigroup, Inc.                                      $48,737,500
-------------------------------------- -----------------------------------------
-------------------------------------- -----------------------------------------
The Goldman Sachs Group, Inc.                        $22,925,250
-------------------------------------- -----------------------------------------



         Investment decisions for the fund are made independently from those of other funds and accounts advised by LMCM. However, the same security may be held in the portfolios of more than one fund or account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated to each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in large-volume transactions may produce better executions and prices.

                             THE FUND'S DISTRIBUTOR


         LMIS acts as distributor of the fund's shares pursuant to a Distribution Agreement with the fund. Except as noted in the Prospectus, the Corporation's shares are distributed in a continuous offering. The Distribution Agreement obligates LMIS to promote the sale of fund shares and to pay certain expenses in connection with its distribution efforts, including expenses for the printing and distribution of prospectuses and periodic reports used in connection with the offering to prospective investors (after the prospectuses and reports have been prepared, set in type and mailed to existing shareholders at the fund's expense), and for supplementary sales literature and advertising costs.

         The fund has adopted a Distribution Plan for Primary Class shares ("Primary Class Plan"), Financial Intermediary Class shares ("Financial Intermediary Class Plan") and Class R shares ("Class R Plan") each a "Plan" which, among other things, permit the fund to pay LMIS fees for its services related to sales and distribution of Primary Class shares, Financial Intermediary Class shares and Class R shares, respectively, and the provision of ongoing services to holders of those classes of shares. Payments with respect to a class are made only from assets attributable to that class. Under each Plan, the aggregate fees may not exceed an annual rate of 1.00%, 0.40% and 0.75% of the fund's average daily net assets attributable to Primary Class shares, Financial Intermediary Class shares and Class R shares, respectively. Currently, under the Financial Intermediary Class Plan and the Class R Plan, LMIS receives 0.25% and 0.50%, respectively, of assets attributable to Financial Intermediary Class and Class R shares annually from the fund. Distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution and redemption of shares, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel and telephone expenses, all with respect to the respective class of shares only.


         Amounts payable by the fund under a Plan need not be directly related to the expenses actually incurred by LMIS on behalf of the fund. Each Plan does not obligate the fund to reimburse LMIS for the actual expenses LMIS may incur in fulfilling its obligations under the Plan. Thus, even if LMIS' actual expenses exceed the fee payable to LMIS at any given time, the fund will not be obligated to pay more than that fee. If LMIS' expenses are less than the fee it receives, LMIS will retain the full amount of the fee.

         The Primary Class Plan makes clear that, of the aggregate 1.00% fees, 0.75% is paid for distribution services and 0.25% is paid for ongoing services to Primary Class shareholders. The Primary Class Plan also specifies that the fund may not pay more in cumulative distribution fees than 6.25% of total new gross assets attributable to Primary Class shares, plus interest, as specified in the Conduct Rules of the National Association of Securities Dealers, Inc.

         If necessary to achieve limits described in "The Fund's Investment Adviser and Manager" section above, LMIS has also agreed to waive its fees for the fund.


         Each Plan was adopted, as required by Rule 12b-1 under the 1940 Act, by a vote of the Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plans or the Distribution Agreement ("12b-1 Directors"). In approving the establishment or continuation of each Plan, in accordance with the requirements of Rule 12b-1, the directors determined that there was a reasonable likelihood that the Plan would benefit the fund, the respective class and its shareholders. The directors considered, among other things, the extent to which the potential benefits of each Plan to the fund's Primary Class, Financial Intermediary Class and Class R shareholders, as applicable, could offset the costs of that Plan; the likelihood that each Plan would succeed in producing such potential benefits; the merits of certain possible alternatives to each Plan; and the extent to which the retention of assets and additional sales of the fund's Primary Class shares, Financial Intermediary Class shares and Class R shares, as applicable, would be likely to maintain or increase the amount of compensation paid by the fund to LMCM.

         In considering the costs of each Plan, the directors gave particular attention to the fact that any payments made by the fund to LMIS under a Plan would increase the fund's level of expenses in the amount of such payments. Further, the directors recognized that LMCM and LMFA would earn greater management and administration fees if the fund's assets were increased, because such fees are calculated as a percentage of the fund's assets and thus would increase if net assets increase. The directors further recognized that there can be no assurance that any of the potential benefits described below would be achieved if the Plans were implemented.

         Among the potential benefits of the Plans, the directors noted that the payment of commissions and service fees to LMIS for payment to securities brokers and their registered representatives could motivate them to improve their sales efforts with respect to the fund's Primary Class shares, Financial

Intermediary Class shares and Class R shares, and to maintain and enhance the level of services they provide to the fund's Primary Class, Financial Intermediary Class and Class R shareholders. These efforts, in turn, could lead to increased sales and reduced redemptions, eventually enabling the fund to achieve economies of scale and lower per share operating expenses. Any reduction in such expenses could serve to offset, at least in part, the additional expenses incurred by the fund in connection with a Plan. Furthermore, the investment management of the fund could be enhanced, as any net inflows of cash from new sales might enable its portfolio manager to take advantage of attractive investment opportunities, and the possible reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet the redemption requests.

         As compensation for its services and expenses, in accordance with the Primary Class Plan, LMIS receives from the fund an annual distribution fee equal to 0.75% of its average daily net assets and an annual service fee equal to 0.25% of its average daily net assets attributable to Primary Class shares. In accordance with the Financial Intermediary Class Plan, as compensation for its services and expenses, LMIS is authorized to receive from the fund an annual distribution fee equivalent to 0.15% of the fund's average daily net assets, and an annual service fee equal to 0.25% of the fund's average daily net assets, attributable to Financial Intermediary Class shares. The Board of Directors has currently approved payment of only 0.25% under the Financial Intermediary Class Plan. In accordance with the Class R Plan, as compensation for its services and expenses, LMIS is authorized to receive from the fund an annual distribution fee equivalent to 0.50% of the fund's average daily net assets, and an annual service fee equal to 0.25% of the fund's average daily net assets, attributable to Class R shares. The Board of Directors has currently approved payment of only 0.50% (0.25% service fee and 0.25% distribution fee) under the Class R Plan. All distribution and service fees are calculated daily and paid monthly.


         Each Plan will continue in effect only so long as it is approved at least annually by the vote of a majority of the Board of Directors, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan. A Plan may be terminated by a vote of a majority of the 12b-1 Directors or by a vote of a majority of the outstanding voting securities of the applicable class of the fund. Any change in a Plan that would materially increase the distribution costs to the fund requires approval by the shareholders of the applicable class of the fund; otherwise a Plan may be amended by the directors, including a majority of the 12b-1 Directors.


         Rule 12b-1 requires that any person authorized to direct the disposition of monies paid or payable by the fund, pursuant to a Plan or any related agreement, shall provide the Board of Directors, and the directors shall review, at least quarterly, a written report of the amounts so expended pursuant to that Plan and the purposes for which the expenditures were made.

         For the fiscal year ended December 31, 2006, the fund incurred distribution and service fees of $5,317,218 with respect to Primary Class shares, $1 with respect to Class R shares and $500,025 with respect to Financial Intermediary Class shares.

                  For the fiscal year ended December 31, 2006, LMIS incurred the following expenses in connection with Primary Class and Financial Intermediary Class share distribution and shareholder services:

------------------------------------ ------------------- -----------------------
LMIS' expenses incurred                 Primary Class    Financial Intermediary
                                                                  Class
------------------------------------ ------------------- -----------------------
------------------------------------ ------------------- -----------------------
Compensation to sales personnel          $4,794,000             $352,000
------------------------------------ ------------------- -----------------------
------------------------------------ ------------------- -----------------------
Advertising                              $1,131,000             $425,000
------------------------------------ ------------------- -----------------------
------------------------------------ ------------------- -----------------------
Printing and mailing of prospectuses      $269,000              $101,000
to prospective shareholders
------------------------------------ ------------------- -----------------------
------------------------------------ ------------------- -----------------------
Administration, overhead and              $417,000              $320,000
corporate training
------------------------------------ ------------------- -----------------------

------------------------------------ ------------------- -----------------------
Total expenses                           $6,611,000            $1,198,000
------------------------------------ ------------------- -----------------------


         The foregoing are estimated and do not include all expenses fairly allocable to LMIS' or its affiliates' efforts to distribute Primary Class or Financial Intermediary Class shares.


                            CAPITAL STOCK INFORMATION


         The Corporation has authorized capital of 800 million shares of common stock, par value $0.001 per share and may issue additional series of shares. The fund currently offers four classes of shares: Primary Class shares, Institutional Class shares, Financial Intermediary Class shares and Class R shares. Each class represents interests in the same pool of assets. A separate vote is taken by a class of shares of the fund if a matter affects just that class of shares. Each class of shares may bear certain differing class-specific expenses and sales charges, which may affect performance.


         Each share in the fund is entitled to one vote for the election of directors and any other matter submitted to a vote of fund shareholders. Fractional shares have fractional voting rights. Voting rights are not cumulative. All shares in the fund are fully paid and nonassessable and have no preemptive or conversion rights.

         Shareholder meetings will not be held except where the 1940 Act requires a shareholder vote on certain matters (including the election of directors, approval of an advisory contract and certain amendments to a plan of distribution pursuant to Rule 12b-1), at the request of a majority of the shares entitled to vote as set forth in the Bylaws of the Corporation; or as the Board of Directors from time to time deems appropriate.

         THE FUND'S CUSTODIAN AND TRANSFER AND DIVIDEND-DISBURSING AGENT

         State Street Bank and Trust Company ("State Street"), P.O. Box 1713, Boston, Massachusetts 02105, serves as custodian of the fund's assets. BFDS, P.O. Box 953, Boston, Massachusetts 02103, as agent for State Street, serves as transfer and dividend-disbursing agent to the fund and administrator of various shareholder services. LM Fund Services, Inc. ("LMFS") serves as sub-transfer agent to the fund assisting BFDS with certain of its duties as transfer agent. LMFS, an affiliate of LMIS, receives from BFDS for its services a percentage of the per account fees the fund pays BFDS for transfer agency services. Shareholders who request a historical transcript of their account will be charged a fee based upon the number of years researched. The fund reserves the right, upon 60 days' prior written notice, to institute other charges on shareholders to cover the fund's administrative costs. LMFS may also receive compensation for providing certain shareholder services to Financial Intermediary Class and Institutional Class shareholders of the fund.

                            THE FUND'S LEGAL COUNSEL

         Kirkpatrick & Lockhart Preston Gates Ellis LLP, 1601 K Street, N.W., Washington, D.C. 20006-1600, serves as counsel to the fund.

            THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         PricewaterhouseCoopers LLP, 250 W. Pratt Street, Baltimore, MD 21201, serves as independent registered public accounting firm to the fund.

                              FINANCIAL STATEMENTS

         The Annual Report to Shareholders for the fiscal year ended December 31, 2006, contains the fund's financial statements, accompanying notes and the report of PricewaterhouseCoopers LLP, the fund's independent registered public accounting firm, all of which are hereby incorporated by reference herein.

                                                                      APPENDIX A

                              RATINGS OF SECURITIES

Description of Moody's Investors Service, Inc. ("Moody's") Ratings:

Long-Term Debt Ratings

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues an obligation rated Aaa is judged to be of the highest quality, with minimal credit risk.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities. An obligation rated Aa is judged to be of high quality and are subject to very low credit risk. Obligations rated Aaa and Aa comprise what are generally known as high-grade bonds.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. An obligation rated A is considered upper-medium grade and are subject to low credit risk.

Baa - Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. An obligation rated Baa is subject to moderate credit risk. Obligations rated Baa are considered medium grade and as such may possess certain speculative characteristics.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. An obligation rated Ba is judged to have speculative elements and is subject to substantial credit risk.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. An obligation rated B is considered speculative and is subject to high credit risk.

Caa - Bonds which are rated Caa are judged to be of poor standing and are subject to very high credit risk. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are judged to be highly speculative in a high degree and are likely in, or very near, default, with some prospect for recovery of principal and interest. Such issues are often in default or have other marked shortcomings.

C - An obligation rated C is the lowest rated class of bonds and is typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Debt Ratings

Prime-1 - Issuers with a Prime-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations.

Prime-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations.

Prime-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term obligations.

Not Prime - Issuers (or supporting institutions) rated not prime do not fall within any of the Prime rating categories.

Description of Standard & Poor's ("S&P") Ratings:

Long-Term Issue Credit Ratings

AAA - An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA - An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated CC is currently highly vulnerable to nonpayment.


C - An obligation rated C is currently vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy has been filed or similar action taken, but payments on this obligation are being continued. A'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.


R - An obligor rated R is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations and not to others.

SD and D-An obligor rated SD (Selective Default) or D has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A D rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An SD rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.

Plus (+) or minus (-)-The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c - The `c' subscript indicates that a bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p - The letter p indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

* - Continuance of ratings is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r -The r is attached to highlight derivatives, hybrids and certain other obligations that S&P believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities whose principal or interest return is indexed to equities, commodities or other instruments. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Commercial Paper

A-1. - A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2. - A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory

A-3. - A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                                                                      APPENDIX B

                                LEGG MASON FUNDS
                              PROXY VOTING POLICIES
                               (Revised 8/11/2004)

These policies are designed to address the rights and responsibility of the Legg Mason funds to ensure that proxies held by the funds are voted in the best interests of each respective fund. Some Legg Mason funds, particularly fixed-income funds, will rarely own securities that have corresponding voting rights. Other funds, however, own equity securities and these policies are designed to assure that proxies are voted in the best interests of the funds, to address potential conflicts of interest, and to keep proxy voting records.

1. Voting Proxies - Proxies solicited for items of business with respect to issuers whose voting securities are owned by a Legg Mason fund, if voted by the fund, must be voted in the best interests of the fund.

2. Proxy Voting Policies of Advisers to Legg Mason Funds - Each investment adviser and sub-adviser to a Legg Mason fund must have written proxy voting policies and procedures, including policies and procedures to address potential material conflicts between an adviser and its clients (including the fund). Each different adviser may have different proxy voting policies and procedures that are individually tailored to fit its respective businesses and investment styles.

3. Funds' Proxy Voting Policies and Procedures - The investment advisers and sub-advisers to the Legg Mason funds are responsible for managing the assets of the fund or funds they manage, including voting proxies. In accordance with the procedures noted below, the Board of Directors/Trustees of the Legg Mason funds will initially and periodically review and approve the use of the advisers' policies for the voting of the funds' proxies. The policies and procedures that a fund will utilize with respect to proxy voting shall be the proxy voting policies and procedures of the adviser or sub-adviser that actually manages the assets of the fund. Each adviser or sub-adviser is responsible for maintaining all proxy voting records required to be established and maintained by the Legg Mason funds and shall provide such records to the funds upon request.

4. Annual Review - An adviser's proxy voting policies and procedures must be initially reviewed and their use on behalf of a Legg Mason fund approved by the Board of Directors/Trustees. In addition, on an annual basis, each adviser must report any significant problems that arose during the year, any material conflicts, how such conflicts were addressed, and the total number of proxies voted during the previous year. Advisers should also be prepared to discuss any novel or controversial proxy votes during their semi-annual reports to the Board of Directors/Trustees and any votes that were made inconsistent with the adviser's stated proxy voting policies and procedures.

5. Changes to Advisers' Policies and Procedures - On an annual basis, any changes to an adviser's proxy voting policies and procedures, as relevant to the funds, must be reported to the Board of Directors/Trustees, which shall review and, in its discretion, approve the use of such amended proxy voting policies and procedures.

                       Legg Mason Capital Management, Inc.

                         Proxy Principles and Procedures

OVERVIEW
Legg Mason Capital Management, Inc. (LMCM) has implemented the following principles and procedures for voting proxies on behalf of advisory clients. These principles and procedures are reasonably designed to ensure LMCM exercises its voting responsibilities to serve the best interests of its clients and in compliance with applicable laws and regulations. LMCM assumes responsibility and authority for voting proxies for all clients, unless such responsibility and authority has been expressly retained by the client or delegated by the client to others. For each proxy vote LMCM takes into consideration its duty to its clients and all other relevant facts available to LMCM at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis. LMCM employs the same proxy principles and procedures for all funds for which it has voting responsibility.

PRINCIPLES
Proxy voting is a valuable right of company shareholders. Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the company's Board of Directors (Board), as well as exercising their right to grant or withhold approval for actions proposed by the Board or company management. LMCM believes the interests of shareholders are best served by the following principles when considering proxy proposals:

Preserve and expand the power of shareholders in areas of corporate governance - Equity shareholders are owners of the business - company boards and management teams are ultimately accountable to them. LMCM supports policies, plans and structures that promote accountability of the Board and management to owners, and align the interests of the Board and management with owners. Examples include: annual election of all Board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. LMCM opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, and incentives that are not linked to owner returns.

Allow responsible management teams to run the business - LMCM supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, LMCM opposes proposals that limit management's ability to do this. LMCM generally opposes proposals that seek to place restrictions on management in order to promote political, religious or social agendas.

Please see LMCM's proxy voting guidelines, which are attached as Schedule A, for more details.

PROCEDURES
Oversight

LMCM's Chief Investment Officer (CIO) has full authority to determine LMCM's proxy voting principles and vote proxies on behalf of LMCM's clients. The Chief Investment Officer has delegated oversight and implementation of the proxy voting process, including the principles and procedures that govern it, to one or more Proxy Officers and Compliance Officers. No less than annually, LMCM will review existing principles and procedures in light of LMCM's duties as well as applicable laws and regulations to determine if any changes are necessary.

Limitations

LMCM recognizes proxy voting as a valuable right of company shareholders. Generally speaking, LMCM will vote all proxies it receives. However, LMCM may refrain from voting in certain circumstances. For instance, LMCM generally intends to refrain from voting a proxy if the company's shares are no longer held by LMCM's clients at the time of the meeting. Additionally, LMCM may refrain from voting a proxy if LMCM concludes the potential impact on shareholders' interests is insignificant while the cost associated with analyzing and voting the proxy may be significant.

Proxy Administration

LMCM instructs each client custodian to forward proxy materials to LMCM's Proxy Administrator. New client custodians are notified at account inception of their responsibility to deliver proxy materials to LMCM. LMCM uses Institutional Shareholder Services (ISS) to electronically receive and vote proxies, as well as to maintain proxy voting receipts and records.

Upon receipt of proxy materials:

         Compliance Review
         A Compliance Officer reviews the proxy issues and identifies any potential conflicts of interests between LMCM, or its employees, and LMCM's clients. LMCM recognizes that it has a duty to vote proxies in the best interests of its clients, even if such votes may result in a loss of business or economic benefit to LMCM or its affiliates.

1. Identifying Potential Conflicts. In identifying potential conflicts of interest the Compliance Officer will review the following issues:


              (a) Whether there are any business or personal relationships between LMCM, or an employee of LMCM, and the officers, directors or shareholder proposal proponents of a company whose securities are held in client accounts that may create an incentive for LMCM to vote in a manner that is not consistent with the best interests of its clients;

              (b) Whether LMCM has any other economic incentive to vote in a manner that is not consistent with the best interests of its clients; and

              (c) Whether the Proxy Officer voting the shares is aware of any business or personal relationship, or other economic incentive, that has the potential to influence the manner in which the Proxy Officer votes the shares.


         2. Assessing Materiality. A potential conflict will be deemed to be material if the Compliance Officer determines in the exercise of reasonable judgment that the conflict is likely to have an impact on the manner in which the subject shares are voted.


         If the Compliance Officer determines that the potential conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting.


         If the Compliance Officer determines that the potential conflict may be material, the following steps will be taken:


              (a) The Compliance Officer will consult with representatives of LMCM's senior management to make a final determination of materiality. The Compliance Officer will maintain a record of this determination.

              (b) After the determination is made, the following procedures will apply:


                       (i) If the final determination is that the potential
                           conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting.


                      (ii) If the final determination is that the potential
                           conflict is material, LMCM will adhere to the following procedures:


                                   A. If LMCM's Proxy Voting Guidelines
                                      (Guidelines), a copy of which is included as Schedule A, definitively address the issues presented for vote, LMCM will vote according to the Guidelines.
                                   B. If the issues presented for vote are not
                                      definitively addressed in the Guidelines,
                                      LMCM will either (x) follow the vote
                                      recommendation of an independent voting
                                      delegate, or (y) disclose the conflict to clients and obtain their consent to vote.

Proxy Officer Duties
The Proxy Officer reviews proxies and evaluates matters for vote in light of LMCM's principles and procedures and the Guidelines. The Proxy Officer may seek additional information from LMCM's investment personnel, company management, independent research services, or other sources to determine the best interests of shareholders. Additionally, the Proxy Officer may consult with LMCM's Chief Investment Officer for guidance on proxy issues. LMCM will maintain all documents that have a material impact on the basis for the vote. The Proxy Officer will return all signed, voted forms to the Proxy Administrator.

Proxy Administrator Duties
The Proxy Administrator:
         1. Provides custodians with instructions to forward proxies to LMCM for all clients for whom LMCM is responsible for voting proxies;

         2. Reconciles the number of shares indicated on the proxy ballot with LMCM's internal data on shares held as of the record date and notifies the custodian of any discrepancies or missed proxies;

         3. Will use best efforts to obtain missing proxies from custodians;

         4. Informs the Compliance Officer and Proxy Officer if the company's shares are no longer held by Firm clients as of the meeting date;

         5. Ensures that the Compliance Officer and Proxy Officer are aware of the timeline to vote a proxy and uses best efforts to ensure that votes are cast in a timely manner;

         6. Follows instructions from the Proxy Officer or Compliance Officer as to how to vote proxy issues, and casts such votes via ISS software, online or via facsimile; and

         7. Obtains evidence of receipt and maintains records of all proxies voted.

Record Keeping
The following documents are maintained onsite for two years and in an easily accessible place for another three years:

         1. A copy of all policies and procedures maintained by LMCM during the applicable period relating to proxy voting;

         2. A copy of each proxy statement received regarding client securities (LMCM intends to rely on the availability of such documents through the Securities and Exchange Commission's EDGAR database);

         3. A record of each vote cast by LMCM on behalf of a client (LMCM has an agreement with ISS whereby ISS has agreed to maintain these records and make them available to LMCM promptly upon request);

         4. A copy of each document created by LMCM that was material to making a decision how to vote proxies or that memorializes the basis for such decision.

         5. A copy of each written client request for information on how LMCM voted proxies on behalf of such client, and a copy of any written response provided by LMCM to any (written or oral) request for information on how LMCM voted proxies on behalf of such client.

                                              SCHEDULE A
                                       PROXY VOTING GUIDELINES

LMCM maintains these proxy-voting guidelines, which set forth the manner in which LMCM generally votes on issues that are routinely presented. Please note that for each proxy vote LMCM takes into consideration its duty to its clients, the specific circumstances of the vote and all other relevant facts available at the time of the vote. While these guidelines provide the framework for voting proxies, ultimately proxy votes are cast on a case-by-case basis. Therefore actual votes for any particular proxy issue may differ from the guidelines shown below.
--------------------------------------------------------------------------------
Four principal areas of interest to shareholders:
1) Obligations of the Board of Directors
2) Compensation of management and the Board of Directors
3) Take-over protections
4) Shareholders' rights

----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Proxy Issue                                                          LMCM Guideline
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
BOARD OF DIRECTORS
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Independence of Boards of Directors: majority of unrelated              For
directors, independent of management
----------------------------------------------------------------------------------------------
Nominating Process: independent nominating committee seeking            For
qualified candidates, continually assessing directors and
proposing new nominees
----------------------------------------------------------------------------------------------
Size and Effectiveness of Boards of Directors: Boards must be           For
no larger than 15 members
----------------------------------------------------------------------------------------------
Cumulative Voting for Directors                                         For
----------------------------------------------------------------------------------------------
Staggered Boards                                                        Against
----------------------------------------------------------------------------------------------
Separation of Board and Management Roles (CEO/Chairman)                 Case-by-Case
----------------------------------------------------------------------------------------------
Compensation Review Process: compensation committee comprised           For
of outside, unrelated directors to ensure shareholder value
while rewarding good performance
----------------------------------------------------------------------------------------------
Director Liability & Indemnification: support limitation of             For
liability and provide indemnification
----------------------------------------------------------------------------------------------
Audit Process                                                           For
----------------------------------------------------------------------------------------------
Board Committee Structure: audit, compensation, and                     For
nominating and/or governance committee consisting entirely of independent directors
----------------------------------------------------------------------------------------------
Monetary Arrangements for Directors: outside of normal board            For
activities amts should be approved by a board of independent directors and reported in proxy
----------------------------------------------------------------------------------------------
Fixed Retirement Policy for Directors                                   Case-by-Case
----------------------------------------------------------------------------------------------
Ownership Requirement: all Directors have direct and material           For
cash investment in common shares of Company
----------------------------------------------------------------------------------------------
Proposals on Board Structure: (lead director, shareholder               For
advisory committees, requirement that candidates be nominated by shareholders, attendance at meetings)
----------------------------------------------------------------------------------------------
Annual Review of Board/CEO by Board                                     For
----------------------------------------------------------------------------------------------
Periodic Executive Sessions Without Mgmt (including CEO)                For
----------------------------------------------------------------------------------------------
Votes for Specific Directors                                            Case-by-Case
----------------------------------------------------------------------------------------------

- Continued -

--------------------------------------------------------------------------------------
Proxy Issue                                                     LMCM Guideline
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
MANAGEMENT AND DIRECTOR COMPENSATION
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Stock Option and Incentive Compensation Plans:                  Case-by-Case
--------------------------------------------------------------------------------------
Form of Vehicle: grants of stock options, stock                 Case-by-Case
appreciation rights, phantom shares and restricted stock
--------------------------------------------------------------------------------------
Price                                                           Against plans whose
                                                                underlying securities
                                                                are to be issued at less
                                                                than 100% of the current
                                                                market value
--------------------------------------------------------------------------------------
Re-pricing: plans that allow the Board of Directors to          Against
lower the exercise price of options already granted if
the stock price falls or under-performs the market
--------------------------------------------------------------------------------------
Expiry: plan whose options have a life of more than ten         Case-by-Case
years
--------------------------------------------------------------------------------------
Expiry: "evergreen" stock option plans                          Against
--------------------------------------------------------------------------------------
Dilution:                                                       Case-by-Case - taking into
                                                                account value creation,
                                                                commitment to
                                                                shareholder-friendly
                                                                policies, etc.
--------------------------------------------------------------------------------------
Vesting: stock option plans that are 100% vested when           Against
granted
--------------------------------------------------------------------------------------
Performance Vesting: link granting of options, or vesting       For
of options previously granted, to specific performance
targets
--------------------------------------------------------------------------------------
Concentration: authorization to allocate 20% or more of         Against
the available options to any one individual in any one
year
--------------------------------------------------------------------------------------
Director Eligibility: stock option plans for directors if       Case-by-Case
terms and conditions are clearly defined and reasonable
--------------------------------------------------------------------------------------
Change in Control: stock option plans with change in            Against
control provisions that allow option holders to receive
more for their options than shareholders would receive
for their shares
--------------------------------------------------------------------------------------
Change in Control: change in control arrangements               Against
developed during a take-over fight specifically to
entrench or benefit management
--------------------------------------------------------------------------------------
Change in Control: granting options or bonuses to outside       Against
directors in event of a change in control
--------------------------------------------------------------------------------------
Board Discretion: plans to give Board broad discretion in       Against
setting terms and conditions of programs
--------------------------------------------------------------------------------------
Employee Loans: Proposals authorizing loans to employees        Against
to pay for stock or options
--------------------------------------------------------------------------------------
Director Compensation: % of directors' compensation in          For
form of common shares
--------------------------------------------------------------------------------------
Golden Parachutes                                               Case-by-Case
--------------------------------------------------------------------------------------
Expense Stock Options                                           For
--------------------------------------------------------------------------------------
Severance Packages: must receive shareholder approval           For
--------------------------------------------------------------------------------------

                                      B-7

--------------------------------------------------------------------------------------
Lack of Disclosure about Provisions of Stock-based Plans        Against
--------------------------------------------------------------------------------------
Reload Options                                                  Against
--------------------------------------------------------------------------------------
Plan Limited to a Small Number of Senior Employees              Against
--------------------------------------------------------------------------------------
Employee Stock Purchase Plans                                   Case-by-Case
--------------------------------------------------------------------------------------
 - Continued -


--------------------------------------------------------------------------------------
Proxy Issue                                                     LMCM Guideline
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
TAKEOVER PROTECTIONS
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Shareholder Rights Plans: plans that go beyond ensuring         Against
the equal treatment of shareholders in the event of a bid
and allowing the corp. enough time to consider
alternatives to a bid
--------------------------------------------------------------------------------------
Going Private Transaction, Leveraged Buyouts and Other          Case-by-Case
Purchase Transactions
--------------------------------------------------------------------------------------
Lock-up Arrangements: "hard" lock-up arrangements that          Against
serve to prevent competing bids in a takeover situation
--------------------------------------------------------------------------------------
Crown Jewel Defenses                                            Against
--------------------------------------------------------------------------------------
 Payment of Greenmail                                           Against
--------------------------------------------------------------------------------------
"Continuing Director" or "Deferred Redemption"                  Against
Provisions: provisions that seek to limit the discretion
of a future board to redeem the plan
--------------------------------------------------------------------------------------
Change Corporation's Domicile: if reason for                    Against
re-incorporation is to take advantage of protective
statutes (anti-takeover)
--------------------------------------------------------------------------------------
Poison Pills: receive shareholder ratification                  For
--------------------------------------------------------------------------------------
Redemption/Ratification of Poison Pill                          For
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
SHAREHOLDERS' RIGHTS
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Confidential Voting by Shareholders                             For
--------------------------------------------------------------------------------------
Dual-Class Share Structures                                     Against
--------------------------------------------------------------------------------------
Linked Proposals: with the objective of making one              Against
element of a proposal more acceptable
--------------------------------------------------------------------------------------
Blank Check Preferred Shares: authorization of, or an           Against
increase in, blank check preferred shares
--------------------------------------------------------------------------------------
Supermajority Approval of Business Transactions:                Against
management seeks to increase the number of votes required
on an issue above two-thirds of the outstanding shares
--------------------------------------------------------------------------------------
Increase in Authorized Shares: provided the amount              For
requested is necessary for sound business reasons
--------------------------------------------------------------------------------------
Shareholder Proposals                                           Case-by-Case
--------------------------------------------------------------------------------------
Stakeholder Proposals                                           Case-by-Case
--------------------------------------------------------------------------------------
Issuance of Previously Authorized Shares with Voting            Against
Rights to be Determined by the Board without Prior
Specific Shareholder Approval
--------------------------------------------------------------------------------------
"Fair Price" Provisions: Measures to limit ability to buy       For
back shares from particular shareholder at
higher-than-market prices
--------------------------------------------------------------------------------------

                                      B-8

--------------------------------------------------------------------------------------
Preemptive Rights                                               For
--------------------------------------------------------------------------------------
Actions altering Board/Shareholder Relationship Require         For
Prior Shareholder Approval (including "anti-takeover"
measures)
--------------------------------------------------------------------------------------
Allow Shareholder action by written consent                     For
--------------------------------------------------------------------------------------
Allow Shareholders to call Special Meetings                     For
--------------------------------------------------------------------------------------
Social and Environmental Issues                           As recommended by Company
                                                                Management
--------------------------------------------------------------------------------------
Reimbursing Proxy Solicitation Expenses                         Case-by-Case
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

                          Legg Mason Growth Trust, Inc.

Part C. Other Information

Item 23.  Exhibits

(a)     (i)   Amended and Restated Articles of Incorporation (6)
        (ii)  Articles of Amendment (8)
        (iii) Articles Supplementary filed September 11, 2006 (11)

(b)     (i)   Amended and Restated Bylaws (6)

(c) Instruments defining the rights of security holders with respect to Legg Mason Growth Trust, Inc. are contained in the Amended and Restated Articles of Incorporation and Amended and Restated Bylaws, which are incorporated herein by reference as Exhibits (a)(ii) and (b)(ii), respectively, to Item 23 of Part C of Post-Effective Amendment No. 13, SEC File No. 33-89090, electronically filed on February 27, 2003.

(d)      (i)   Investment Advisory and Management Agreement (4)
         (ii)  Sub-Administration Agreement (4)
         (iii) Inter-Affiliate TransferAgreement (9)

(e)      Distribution Agreement - filed herewith
         (i)  Anti-Money Laundering Delegation Agreement dated November 3, 2006
              (12)
         (ii) Amendment No. 1 to the Distribution Agreement dated December 15, 2006 - filed herewith

(f)      Bonus, profit sharing or pension plans -- none

(g)      (i)   Custodian Contract (3)
         (ii)  Amendment dated July 1, 2001 to Custodian Contract (4)

(h)      (i)   Transfer Agency and Service Agreement (3)
         (ii)  Amendment dated November 1, 2001 to Transfer Agency and Service
               Agreement (5)
         (iii) Amended and Restated Delegation Amendment to Transfer Agency and
               Service Agreement (12)
         (iv)  Fax-in Processing Instructions (12)
         (v)   Cut-off Processing Instructions (12)

(i)      Opinion and consent of counsel - filed herewith

(j) Consent of Independent Registered Public Accounting Firm - filed herewith

(k)      Financial statements omitted from Item 23 - none

(l)      Agreement for providing initial capital (1)

(m)      (i)   Primary Class Distribution Plan pursuant to Rule 12b-1 (2)
         (ii)  Financial Intermediary Class Distribution Plan pursuant to Rule
               12b-1 (7)
         (iii) Amendment to the Primary Class Distribution Plan (9)
         (iv)  Amendment to the Financial Intermediary Class Distribution Plan
               (9)
         (v)   Form of Class R Distribution Plan pursuant to Rule 12b-1 (10)

(n)      Form of Amended Multiple Class Plan pursuant to Rule 18f-3 (10)

(p) Code of ethics for the fund, its investment adviser, and its principal underwriter

         (i) Legg Mason Funds, Legg Mason Fund Adviser, Inc. and Legg Mason Investor Services, LLC - filed herewith
         (ii)  Legg Mason Capital Management, Inc. (9)

(1)  Incorporated   herein  by  reference  to  the   corresponding   exhibit  of
     Post-Effective Amendment No. 2 to the registration statement of Focus Trust, Inc., SEC File No. 33-89090, as electronically filed on April 30, 1996.

(2) Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 8 to the registration statement of Legg Mason Focus Trust, Inc., SEC File No. 33-89090, as electronically filed on March 2, 1999.

(3) Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 11 to the registration statement of Legg Mason Focus Trust, Inc., SEC File No. 33-89090, as electronically filed on February 21, 2001.

(4) Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 12 to the registration statement of Legg Mason Focus Trust, Inc., SEC File No. 33-89090, as electronically filed on March 18, 2002.

(5) Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 9 to the registration statement of Legg Mason Light Street Trust, Inc., SEC File No. 333-61525, as electronically filed on December 20, 2002.

(6) Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 13 to the registration statement of Legg Mason Focus Trust, Inc., SEC File No. 33-89090, as electronically filed on February 27, 2003.

(7) Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 15 to the registration statement of Legg Mason Focus Trust, Inc., SEC File No. 33-89090, as electronically filed on August 20, 2003.

(8) Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 17 to the registration statement of Legg Mason Growth Trust, Inc., SEC File No. 33-89090, as electronically filed on April 21, 2004.

(9) Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 22 to the registration statement of Legg Mason Growth Trust, Inc., SEC File No. 33-89090, as electronically filed on April 27, 2006.

(10) Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 23 to the registration statement of Legg Mason Growth Trust, Inc., SEC File No. 33-89090, as electronically filed on July 14, 2006.

(11) Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 24 to the registration statement of Legg Mason Growth Trust, Inc., SEC File No. 33-89090, as electronically filed on September 15, 2006.

(12) Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 17 to the registration statement of Legg Mason Light Street Trust, Inc., SEC File No. 333-61525, as electronically filed on February 26, 2007.

Item 24. Persons Controlled by or under Common Control with Registrant

         None


Item 25.  Indemnification

         Reference is made to Article 11 of Registrant's Amended and Restated Articles of Incorporation, Article 10 of Registrant's Amended and Restated Bylaws, Section 2-418 of the Maryland General Corporation Law and Section 10 of the Distribution Agreement. Article 10 of Registrant's Amended and Restated Bylaws also provides that certain expenses incurred in defending a proceeding involving directors, officers, employees and agents will be paid by the Corporation in advance of a final disposition thereof if certain conditions are met.

         In Section 10 of the Distribution Agreement relating to the securities offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended ("Securities Act"), against certain types of civil liabilities arising in connection with the Registration Statement or the Prospectus and Statement of Additional Information.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Connections of Investment Adviser

Legg Mason Capital Management, Inc. ("LMCM") is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The following is a list of other substantial business activities in which directors, officers or partners of LMCM have been engaged as director, officer, employee, partner, or trustee.

Peter L. Bain              Director, LMCM
                           Manager, Brandywine
                           Director, Brandywine Singapore
                           Senior Executive Vice President, Legg Mason, Inc.
                           Director, Nova Scotia
                           Director, Barrett
                           Director, Bartlett
                           Director, Berkshire
                           Vice President, BMML
                           Director, LM Funding
                           Director, LM Intl Hldg
                           Director, LM Properties
                           Director, LMRG
                           President, LMCRES
                           President and Director, LM Tower
                           Director, PCM I
                           Director, PCM II

                           Director, Permal
                           Manager, Royce
                           Director, WAM
                           Director, WAMCL
                           Director, WAM Tokyo
                           Director, WAM Australia
                           Director, WAMCO Hldgs Ltd.
                           Director, WAM Singapore

Charles J. Daley, Jr.      Treasurer, LMCM
                           Senior Vice President and Treasurer, Legg Mason, Inc.
                           Treasurer, LMFunds
                           Treasurer, LM Funding
                           President and Director, LM Properties
                           Treasurer, LMREI
                           Treasurer, LMRESA
                           Vice President and Treasurer, LMRC
                           Treasurer, LMRG
                           Treasurer, LM Tower
                           Vice President and Treasurer, LMRC II
                           Vice President,
                           Director and Treasurer, Nova Scotia
                           Vice President and Secretary, LM Canada Hldg
                           President, LMIH
                           President, LMIH II
                           Manager, President and Treasurer, LMIH Chile
                           President and Treasurer, LM Intl Hldg

Mark R. Fetting            Director, LMCM
                           Senior Executive Vice President, Legg Mason, Inc.
                           President, Chairman and Director, LMFA
                           Co-Managing Director, LMIS
                           Director, LMFunds
                           Manager, Royce

Raymond A. Mason           Director, LMCM
                           Chairman, CEO and Director, Legg Mason, Inc.
                           President and Director, Nova Scotia
                           Director, LM Tower
                           Director, LM Holdings
                           Director, PCM I
                           Director, PCM II
                           Manager, Royce

Thomas C. Merchant         Secretary, LMCM
                           Assistant Secretary, Brandywine
                           Vice President, Deputy General Counsel and Assistant
                                Secretary, Legg Mason, Inc.
                           Secretary, Barrett
                           Assistant Secretary, Bartlett
                           Secretary, LMFunds
                           Secretary, LMIC
                           Vice President and Secretary, LM Funding
                           Secretary, LMREI
                           Secretary, LMCRES
                           Secretary, BMML
                           Vice President and Secretary, Nova Scotia
                           Secretary, LM Canada Hldg
                           Secretary, LMIH
                           Secretary, LMIH II
                           Secretary, LMIH Chile

                           Assistant Secretary, BRE
                           Assistant Secretary, LM Tower
                           Assistant Secretary, LMRC Properties
                           Assistant Secretary, Berkshire
                           Assistant Secretary, LMRESA
                           Assistant Secretary, LMRC
                           Assistant Secretary, LMRG
                           Assistant Secretary, LMRP
                           Assistant Secretary, LMRC II

William H. Miller III      Chairman, CIO and Director, LMCM
                           Managing Member, LMM

Jennifer W. Murphy         Senior Vice President, CFO and Director, LMCM
                           COO, LMM

Timothy C. Scheve          Director, LMCM
                           Director, LMIC
                           Senior Executive Vice President, Legg Mason, Inc.
                           Director, Nova Scotia
                           Director, LMAM Australia
                           Co-Managing Director, LMIS
                           Director, LM Canada Hldg
                           Director, LMIE
                           Director, LMIE Hong Kong
                           Director, LMIE Singapore
                           Director, LMFunds
                           Director, LMI Hong Kong
                           Director, LMI Taiwan
                           Director, LMIH Taiwan
                           Director, LMMS Hong Kong
                           Director, LMS Japan
                           Director, LM Poland
                           Director, LMH UK
                           Director, LM Poland II
                           Director, LM Holdings
                           Director, WAM Tokyo
                           Director, WAMCL
                           Director, WAM Australia
                           Director, WAMCO Hldgs Ltd
                           Director, WAM Singapore


Addresses for Item 26:

(3040692) Nova Scotia Company ("Nova Scotia")
1959 Upper Water Street
P.O. Box 997
Halifax, Nova Scotia B35 2X2

Barrett Associates, Inc. ("Barrett")
565 Fifth Avenue
New York, NY 10017

Bartlett & Co.  ("Bartlett")
36 East Fourth Street
Cincinnati, OH  45202

Berkshire Asset Management, Inc.  ("Berkshire")
46 Public Square, Suite 700
Wilkes-Barre, PA  18701

BMML, Inc. ("BMML")
100 Light Street
Baltimore, MD 21202

Brandywine Global Investment Management, LLC ("Brandywine")
2929 Arch Street, 8th Floor
Philadelphia, PA 19104

Brandywine Global Investment Management (Asia) Pte Ltd. ("Brandywine Singapore") 36 Robinson House, #18
City House
Singapore

BRE Group, Inc. ("BRE")
36 East Fourth Street
Cincinnati, OH 45202

Legg Mason Asset Management Australia Limited ("LMAM Australia")
Level 13
120 Collins Street
Melbourne, Victoria 3000
Australia

Legg Mason Capital Management, Inc.  ("LMCM")
100 Light Street
Baltimore, MD  21202

Legg Mason Canada Holdings Ltd. ("LM Canada Hldg")
44 Chipman Hill, 10th Floor
St. John, New Brunswick E2L 4S6
Canada

Legg Mason International Equities Limited ("LMIE")
10 Exchange Square
Primrose Street
London EC2A 2EN
England

Legg Mason International Equities (Hong Kong) Limited ("LMIE Hong Kong") 20/F., Three Exchange Square
8 Connaught Place, Central
Hong Kong

Legg Mason International Equities (Singapore) Pte. Limited ("LMIE Singapore") 1 George Street #23-01
Singapore 049145

Legg Mason Fund Adviser, Inc. ("LMFA")
100 Light Street
Baltimore, MD  21202

Legg Mason Funding Corp. ("LM Funding")
100 Light Street
Baltimore, MD 21202

Legg Mason, Inc.
100 Light Street
Baltimore, MD  21202

Legg Mason International Holdings, LLC ("LMIH")
100 Light Street
Baltimore, MD 21202

Legg Mason International Holdings II, LLC ("LMIH II")
100 Light Street
Baltimore, MD 21202

Legg Mason International Holdings (Chile), LLC ("LMIH Chile")
El Regidor No 66
Piso 10
Las Condes, Santiago
Chile

Legg Mason Properties, Inc. ("LM Properties")
5955 Carnegie Boulevard
Suite 200
Charlotte, NC 28209

Legg Mason Real Estate Investors, Inc. ("LMREI")
100 Light Street
Baltimore, MD 21202

Legg Mason Commercial Real Estate Services, Inc. ("LMCRES")
100 Light Street
Baltimore, MD 21203

Legg Mason Real Estate Securities Advisors, Inc. ("LMRESA")
100 Light Street
Baltimore, MD 21202

Legg Mason Realty Capital, Inc. ("LMRC")
100 Light Street
Baltimore, MD 21202

Legg Mason Realty Group, Inc. ("LMRG")
100 Light Street
Baltimore, MD 21202

Legg Mason Realty Partners, Inc. ("LMRP")
100 Light Street
Baltimore, MD 21202

Legg Mason Tower, Inc. ("LM Tower")
100 Light Street
Baltimore, MD 21202

Legg Mason Investment Counsel & Trust Company, N.A.  ("LMIC")
100 Light Street
Baltimore, MD  21202

Legg Mason Investor Services, LLC  ("LMIS")
100 Light Street
Baltimore, MD  21202

LM Fund Services, Inc. ("LMFunds")
100 Light Street
Baltimore, MD 21202

Legg Mason Investments (Hong Kong) Limited ("LMI Hong Kong")
20/F., Three Exchange Square
8 Connaught Place, Central
Hong Kong

Legg Mason Investments (Taiwan) Limited ("LMI Taiwan")
Suite E, 55F, Taipei 101 Tower
7 Xin Yi Road, Section 5
Taipei, 110, Taiwan, R.O.C.


Legg Mason Investments (Taiwan) Holdings Limited ("LMIH Taiwan")
20/F., Three Exchange Square
8 Connaught Place, Central
Hong Kong

Legg Mason Management Services (Hong Kong) Limited ("LMMS Hong Kong") 20/F., Three Exchange Square
8 Connaught Place, Central
Hong Kong

LM Holdings, Limited ("LM Holdings")
155 Bishopsgate
London EC2M 3TY
England

LM International Holding LP ("LM Intl Hldg")
Walker House
Mary Street
PO Box 908 G T
Grand Cayman
Cayman Islands

LMRC II, Inc.  ("LMRC II")
100 Light Street
Baltimore, MD 21202

Legg Mason Securities  (Japan) Co., Ltd. ("LMS Japan")
Ote Center Building
1-1-3 Otemachi Chiyoda-ku
Tokyo 100-0004
Japan

Legg Mason Towarzystwo Funduszy Inwestycyjnych Spolka Akcyjna ("LM Poland") ul. Traugutta 7/9
00-067 Warszawa
POLAND

Legg Mason (UK) Holdings PLC ("LMH UK")
75 King William Street
London EC4N 7BE
England

Legg Mason Zarzadzanie Aktywami Spolka Akcyjna ("LM Poland II") ul. Traugutta 7/9
00-067 Warszawa
POLAND

LMRC Properties, Inc. ("LMRC Properties")
100 Light Street
Baltimore, MD 21202

LMM LLC ("LMM")
100 Light Street
Baltimore, MD  21202

PCM Holdings I, Inc. ("PCM I")
8889 Pelican Bay Boulevard, Suite 500
Naples, FL 34108-7512

PCM Holdings II, LLC ("PCM II")
8889 Pelican Bay Boulevard, Suite 500
Naples, FL 34108-7512

Permal Asset Management, Inc. ("Permal")
900 Third Ave. 28th Floor
New York, NY 10022

Royce & Associates, LLC ("Royce")
1414 Avenue of the Americas
New York, NY  10019

Western Asset Management Company  ("WAM")
385 East Colorado Boulevard
Pasadena, CA  91101

Western Asset Management Company Limited  ("WAMCL")
10 Exchange Square
Primrose Street
London  EC2A 2EN
England

Western Asset Management Company Ltd ("WAM Tokyo")
Ote Center Building
1-1-3 Otemachi Chiyoda-ku
Tokyo 100-0004
Japan

Western Asset Management Company Pty Ltd ("WAM Australia")
Level 13
120 Collins Street
GPO Box 507
Melbourne Victoria 3000
Australia

Western Asset Management (UK) Holdings Limited ("WAMCO Hldgs Ltd") 10 Exchange Square
Primrose Street
London EC2A 2EN
England

Western Asset Management Company Pte, Ltd ("WAM Singapore")
1 George Street, #23-01
Singapore 049145

Item 27.    Principal Underwriters

(a) Legg Mason Income Trust, Inc.; Legg Mason Investors Trust, Inc.; Legg Mason Light Street Trust, Inc.; Legg Mason Special Investment Trust, Inc.; Legg Mason Global Trust, Inc.; Legg Mason Value Trust, Inc.; Legg Mason Tax-Free Income Fund; Legg Mason Investment Trust, Inc.; Legg Mason Charles Street Trust, Inc.; Western Asset Funds, Inc.; Legg Mason Partners Trust II; CitiFunds Trust I; Legg Mason Partners Funds Trust; Legg Mason Partners Variable Portfolios V; CitiFunds Premium Trust; CitiFunds Institutional Trust; CitiFunds Trust III; Legg Mason Partners Lifestyle Series, Inc.; Legg Mason Partners Variable Portfolios II; Legg Mason Partners Variable Portfolios IV; Legg Mason Partners Investment Series; Consulting Group Capital Markets Funds; High Income Opportunity Fund, Inc.; Intermediate Muni Fund, Inc.; Legg Mason Partners Small Cap Core Fund, Inc.; Legg Mason Partners Investment Trust; Real Estate Income Fund, Inc.; Managed High Income Portfolio, Inc.; Managed Municipals Portfolio, Inc.; Municipal High Income Fund, Inc.; Citigroup Investments Corporate Loan Fund, Inc.; Zenix Income Fund, Inc.; Legg Mason Partners Capital Fund, Inc.; Legg Mason Partners Investors Value Fund, Inc.; Legg Mason Partners Series Funds, Inc.; High Income Opportunity Fund Inc.; Legg Mason Partners Variable Portfolios I; Barrett Opportunity Fund, Inc.; Western Asset 2008 Worldwide Government Term Trust; Western Asset High Income Fund, Inc.; Western Asset High Income Fund II, Inc.; Western Asset Emerging Markets Income Fund, Inc.; Western Asset Emerging Markets Income Fund II, Inc.; Western Asset Emerging Markets Floating Rate Fund, Inc.; Western Asset Global High Income Fund, Inc.; Western Asset Emerging Markets Debt Fund, Inc.; Legg Mason Partners Capital and Income Fund, Inc.; Western Asset Global Partners Income Fund, Inc.; Western Asset Municipal Partners Fund, Inc.; Western
     Asset Municipal Partners Fund II, Inc.; Western Asset Variable Rate Strategic Fund, Inc.; Western Asset Inflation Management Fund; Legg Mason Partners Adjustable Rate Income Fund; Legg Mason Partners Aggressive Growth Fund, Inc.; Legg Mason Partners Appreciation Fund, Inc.; Legg Mason Partners Arizona Municipals Fund, Inc.; Legg Mason Partners California Municipals Fund, Inc.; Legg Mason Partners Equity Fund, Inc.; Legg Mason Partners Fundamental Value Fund, Inc.; Legg Mason Partners Funds, Inc.; Legg Mason Partners Income Funds; Smith Barney Institutional Cash Management Fund, Inc.; Legg Mason Partners Investment Funds, Inc.; Legg Mason Partners Core Plus Bond Fund, Inc.; Legg Mason Partners Managed Municipals Fund, Inc.; Smith Barney Money Funds, Inc.; Legg Mason Partners Municipal Funds; Smith Barney Municipal Money Market Fund, Inc.; Legg Mason Partners New Jersey Municipals Fund, Inc.; Legg Mason Partners Oregon Municipals Fund; Legg Mason Partners World Funds, Inc.; Legg Mason Partners Sector Series, Inc.; Legg Mason Partners Variable Portfolios III, Inc.; Legg Mason Partners Equity Funds; Western Asset Funds II, Inc.; Legg Mason Partners Massachusetts Municipals Fund; and various series of unit investment trusts.

(b) The following table sets forth information concerning each director and officer of the Registrant's principal underwriter, Legg Mason Investor Services, LLC ("LMIS").

Name and Principal                          Position and Offices                Positions and Offices
Business Address*                           with Underwriter - LMIS             with Registrant
-----------------------------------------------------------------------------------------------------


Timothy C. Scheve                           Co-Managing Director                None

Mark R. Fetting                             Co-Managing Director                President and Director

Manoochehr Abbaei                           Vice President                      None

D. Stuart Bowers                            Vice President and                  None
                                            Director of Operations

Deepak Chowdhury                            Vice President                      None

W. Talbot Daley                             Vice President                      None


Mark E. Freemyer                            Vice President                      None
300 First Stamford Pl.
Stamford, CT 06902-6732

Thomas J. Hirschmann                        Vice President                      None

Joseph LaRocque                             Vice President                      None

Theresa P. McGuire                          Vice President, Chief Financial     None
                                            Officer and Treasurer

Joel R. Sauber                              Vice President                      None
300 First Stamford Pl.
Stamford, CT 06902-6732

Kenneth D. Cieprisz                         Chief Compliance Officer            None
399 Park Avenue, 4th Floor
New York, NY 10022

Joseph M. Furey                             General Counsel and                 None
                                            Secretary


* All addresses are 100 Light Street, Baltimore, Maryland 21202, unless otherwise indicated.

(c) The Registrant has no principal underwriter, which is not an affiliated person of the Registrant or an affiliated person of such an affiliated person.


Item 28.  Location of Accounts and Records

         State Street Bank and Trust Company       Legg Mason Fund Adviser, Inc.
         P. O. Box 1713                     and    100 Light Street
         Boston, Massachusetts  02105              Baltimore, Maryland  21202

Item 29.  Management Services

         None

Item 30.  Undertakings

         None

                                 SIGNATURE PAGE

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Legg Mason Growth Trust, Inc., certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 25 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore and State of Maryland, on the 24th day of April, 2007.

                                                   LEGG MASON GROWTH TRUST, INC.

                                                      By: /s/ Mark R. Fetting
                                                              Mark R. Fetting
                                                              President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                                   Title                                       Date

/s/ John F. Curley, Jr.*                    Chairman and Director                       April 24, 2007
John F. Curley, Jr.

/s/ Mark R. Fetting                         President (Principal Executive              April 24, 2007
Mark R. Fetting                             Officer) and Director

/s/ Ruby P. Hearn*                          Director                                    April 24, 2007
Ruby P. Hearn

/s/ Arnold L. Lehman*                       Director                                    April 24, 2007
Arnold L. Lehman

/s/ Robin J.W. Masters*                     Director                                    April 24, 2007
Robin J.W. Masters

/s/ Jill E. McGovern*                       Director                                    April 24, 2007
Jill E. McGovern

/s/ Arthur S. Mehlman*                      Director                                    April 24, 2007
Arthur S. Mehlman

/s/ G. Peter O'Brien*                       Director                                    April 24, 2007
G. Peter O'Brien

/s/ S. Ford Rowan *                         Director                                    April 24, 2007
S. Ford Rowan

/s/ Robert M. Tarola *                      Director                                    April 24, 2007
Robert M. Tarola

/s/ Marie K. Karpinski                      Vice President and Chief Financial          April 24, 2007
Marie K. Karpinski                          Officer (Principal Financial and
                                            Accounting Officer)

* Signatures affixed by Richard M. Wachterman pursuant to a Power of Attorney dated November 11, 2004, a copy of which is filed herewith.

                                POWER OF ATTORNEY
I, the undersigned Director/Trustee of one or more of the following investment companies (as set forth in the companies' Registration Statements on Form N-1A):

LEGG MASON CASH RESERVE TRUST         LEGG MASON VALUE TRUST, INC.
LEGG MASON INCOME TRUST, INC.         LEGG MASON CHARLES STREET TRUST, INC.
LEGG MASON GLOBAL TRUST, INC.         LEGG MASON SPECIAL INVESTMENT TRUST, INC.
LEGG MASON TAX-EXEMPT TRUST, INC.     LEGG MASON INVESTORS TRUST, INC.
LEGG MASON TAX-FREE INCOME FUND       LEGG MASON LIGHT STREET TRUST, INC.
LEGG MASON GROWTH TRUST, INC.         LEGG MASON INVESTMENT TRUST, INC.

plus any other investment company for which Legg Mason Fund Adviser, Inc. or an affiliate thereof acts as investment adviser or manager and for which the undersigned individual serves as Director/Trustee hereby severally constitute and appoint each of MARK R. FETTING, MARIE K. KARPINSKI, RICHARD M. WACHTERMAN, GREGORY T. MERZ, ARTHUR J. BROWN and ARTHUR C. DELIBERT my true and lawful attorney-in-fact, with full power of substitution, and each with full power to sign for me and in my name in the appropriate capacity and only for those companies described above for which I serve as Director/Trustee, any
Registration Statements on Form N-1A, all Pre-Effective Amendments to any Registration Statements of the Funds, any and all Post-Effective Amendments to said Registration Statements, and any and all supplements or other instruments in connection therewith, to file the same with the Securities and Exchange Commission and the securities regulators of appropriate states and territories, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, all related requirements of the Securities and Exchange Commission and all requirements of appropriate states and territories. I hereby ratify and confirm all that said attorney-in-fact or their substitutes may do or cause to be done by virtue hereof.

WITNESS my hand on the date set forth below.

SIGNATURE                                                      DATE

/s/ John F. Curley, Jr.                                        November 11, 2004
----------------------------------------
John F. Curley, Jr.

/s/ Mark R. Fetting                                            November 11, 2004
----------------------------------------
Mark R. Fetting

/s/ Ruby P. Hearn                                              November 11, 2004
----------------------------------------
Ruby P. Hearn

/s/ Arnold L. Lehman                                           November 11, 2004
----------------------------------------
Arnold L. Lehman

/s/ Robin J.W. Masters                                         November 11, 2004
----------------------------------------
Robin J.W. Masters

/s/ Jill E. McGovern                                           November 11, 2004
----------------------------------------
Jill E. McGovern

/s/ Arthur S. Mehlman                                          November 11, 2004
----------------------------------------
Arthur S. Mehlman

/s/ Jennifer W. Murphy                                         November 11, 2004
----------------------------------------
Jennifer W. Murphy

/s/ G. Peter O'Brien                                           November 11, 2004
----------------------------------------
G. Peter O'Brien

/s/ S. Ford Rowan                                              November 11, 2004
----------------------------------------
S. Ford Rowan

/s/ Robert M. Tarola                                           November 11, 2004
----------------------------------------
Robert M. Tarola

                          Legg Mason Growth Trust, Inc.
                         Post-Effective Amendment No. 25
                                    Exhibits


Exhibit (e)             Distribution Agreement
Exhibit (e)(ii)         Amendment No.1 to Distribution Agreement

Exhibit (i)             Opinion of Counsel

Exhibit (j)             Consent of Independent Registered Public Accounting Firm

Exhibit (p)(i)         Code of Ethics for Legg Mason Funds, Legg Mason Fund
                       Adviser, Inc. and Legg Mason Investor Services, Inc.